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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2013 through March 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer High
                       Income Trust

--------------------------------------------------------------------------------
                       Annual Report | March 31, 2014
--------------------------------------------------------------------------------

                       Ticker Symbol:   PHT

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          41

Notes to Financial Statements                                                 47

Report of Independent Registered Public Accounting Firm                       60

Approval of Investment Advisory Agreement                                     62

Trustees, Officers and Service Providers                                      66

                           Pioneer High Income Trust | Annual Report | 3/31/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*    Dividends are not guaranteed.

2 Pioneer High Income Trust | Annual Report | 3/31/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer High Income Trust | Annual Report | 3/31/14 3

Portfolio Management Discussion | 3/31/14

The credit-sensitive sectors, led by domestic high-yield corporate bonds, staged a brisk comeback in the second half of the 12-month period ended March 31, 2014. As a result, the high-yield market delivered healthy returns for the full period, despite early volatility stemming from concerns about potential changes to the U.S. Federal Reserve System's (the Fed's) monetary policies and worries about the durability of the economic recovery. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12- month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q    How did the Trust perform during the 12 months ended March 31, 2014?

A Pioneer High Income Trust returned 10.32% at net asset value and 16.24% at market price during the 12-month period ended March 31, 2014. During the same 12-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, returned 7.53% at net asset value. The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML High Yield Master II Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 32 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was 5.01%.

     The shares of the Trust were selling at a 25.7% premium to net asset value at the end of the 12-month period on March 31, 2014.

     On March 31, 2014, the standardized 30-day SEC yield of the Trust's shares was 6.73%*.

Q How would you describe the investment environment for high-yield bonds during the 12-month period ended March 31, 2014?

A The backdrop for investing in high-yield bonds and other credit-sensitive securities was challenging during the first half of the Trust's fiscal year. The most immediate cause of volatility in the bond markets was the market's reaction in May 2013 to then-Fed Chair Ben Bernanke's suggestion that the Fed might begin tapering its quantitative easing (QE) bond-buying program, which had been a key part of the Fed's accommodative monetary policies that had helped to keep interest rates low and provided a measure

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Annual Report | 3/31/14 of support to overall economic growth. The suggestion raised fears of rising interest rates, which became a self-fulfilling prophecy and led to a sell-off of the fixed-income markets in the second calendar quarter of 2013. Investors also began to worry about the vitality of the domestic economic recovery as new-job creation continued to be weak and corporate profit gains appeared to slow. In that environment, fixed-income investments in general produced lackluster returns, with credit-sensitive securities particularly hard hit on worries about potentially slowing economic growth.

     The fears abated and the market for credit-sensitive securities recovered in the second half of the 12-month period, as more evidence accumulated that the U.S. economy was gathering strength. Improving employment and housing trends were some of the encouraging economic signs, and inflation, meanwhile, remained in check. Investors also began to anticipate that any monetary tightening by the Fed - based on follow-up statements made by Mr. Bernanke after his "tapering" comments in May 2013 - would be done gradually and in response to new evidence of economic strengthening. Moreover, the transition of leadership at the Fed in early 2014 from Mr. Bernanke to new Chair Janet Yellen appeared to signal confirmation of a gradual evolution of monetary policy rather than an abrupt change. The Fed ended up delaying its official announcement regarding the tapering of QE until December of 2013, and began reducing its monthly bond purchases in 2014, with the eventual goal being to fully draw down the QE program by the end of the current calendar year.

     On the political front, a late-2013 bipartisan agreement establishing top-line Federal spending levels for the next two fiscal years seemed to, temporarily at least, put an end to the constant bickering between Democrats and Republicans in Washington over the nation's fiscal course, and that news also buoyed market sentiment. In addition, investors were encouraged that fiscal policy would be less of a factor holding back the economy's growth potential, as spending cuts at the Federal level ("sequestration") were slated to be eased as part of the bipartisan budget agreement.

     As the markets grew calmer over the final half of the Trust's fiscal year, high-yield and investment-grade corporate bonds as well as most other credit-sensitive securities tended to perform well, while U.S. Treasuries and government agency debt came under pressure when market interest rates for most maturities rose. Yield spreads (the differences in yields between credit-sensitive debt and Treasuries of similar maturity) also tightened as the credit sectors outperformed Treasuries.

     Outside the U.S., growth trends appeared to be improving both in Europe and Japan, although China and the emerging markets clearly tailed off during the period. The European economy responded well to monetary

                           Pioneer High Income Trust | Annual Report | 3/31/14 5 support from the European Central Bank and the accompanying relaxation of fiscal constraints that had helped to dampen growth. In Japan, meanwhile, the loosening of both monetary and fiscal policy had helped stimulate the country's economy, even in the face of disappointing structural reforms and tax increases in 2014. The worries about slowing growth in China had repercussions in many of the emerging markets, mainly due to the effects of declining commodity prices. Currencies of emerging markets economies dependent on the flow of capital from the United States also became more volatile amid worries about looming monetary tightening by the Fed.

Q Which individual securities or investment decisions had the biggest effects on the Trust's performance during the 12-month period ended March 31, 2014?

A The Trust performed well during the period, helped by strong security selection results among high-yield corporate bonds, our heavy emphasis on those bonds in the Trust's portfolio, and by the use of leverage to fund the purchases of additional portfolio investments. As high-yield bonds performed well, the use of leverage provided an opportunity for us to amplify the Trust's return. Historically, the Trust has employed leverage through the issuance of auction market preferred shares (AMPS). During the 12-month period, the Trust redeemed all of its outstanding AMPS. The Trust continues to employ leverage through a margin loan financing agreement**.

     The Trust's results were also helped by the portfolio's exposures to investments in other securities, in addition to high-yield corporate bonds. These included catastrophe-linked bonds issued by insurance companies (which benefited from a mild hurricane season in 2013) and convertible securities, which tend to do well when stock prices rise, as they did throughout the Trust's fiscal year. To be sure, rising Treasury interest rates did act as a limit on overall fixed-income performance, including the performance of the Trust. However, the effect of rising Treasury rates on performance was buffered somewhat by our decision to keep the Trust's duration relatively short. (Duration is a measure of a Portfolio's price sensitivity to changes in interest rates.) At the end of the Trust's fiscal year, on March 31, 2014, the effective duration of the investments in the Trust's portfolio was 2.55 years, while the duration of the benchmark BofA ML High Yield Master II Index was 4.1 years.

     Investments in high-yield bonds issued by companies in basic industries such as chemicals and industrials did very well and aided the Trust's performance during the period. Energy sector bonds represented the largest component of the Trust's high-yield bond allocation, and while those securities underperformed during the period, we still increased the

**   Margin Loan Financing Agreement. See Notes to Financial Statements -- Note
     12.

6 Pioneer High Income Trust | Annual Report | 3/31/14 portfolio's allocation to energy because of the industry's future earnings prospects, which we believe were enhanced during the period by improved commodity recovery rates at well sites, rising natural gas prices, and stabilizing oil prices.

     Individual securities that helped support the Trust's performance during the 12-month period included the convertible securities issued by Time Warner Telecom, which appreciated as the equity market rose, and the convertibles of Meritor, a commercial vehicle parts manufacturer which performed well as the automobile industry continued to recover. Among individual high-yield bond investments in the Trust's portfolio, stand-out performers included securities issued by Xerium Technologies, a manufacturer of highly efficient rollers used in paper production, and by Ono Finance, a Spanish cable communications corporation that was acquired by Vodaphone.

     The Trust's exposure to emerging markets bonds did not help performance during the period. The Trust's cash position also tended to hold back performance during the period: cash accounted for 4.4% of the Trust's total managed assets as of March 31, 2014. Because cash earns very low yields, especially relative to high-yield corporate bonds, the cash investments in the Trust's portfolio limited potential yield. We would note, however, that the cash position gave us the ability to invest quickly and opportunistically during the summer of 2013 when some attractive high-yield bonds were selling at low prices in the wake of the bond market sell-off.

     Individual portfolio investments that disappointed during the 12-month period included bonds of two companies that ran into financial difficulties and defaulted on their debt: Rural/Metro, an ambulance service provider; and Green Field Energy Services, an energy exploration and production services company that lost a major contract. Another poor-performing holding in the Trust's portfolio was the bond of Midwest Vanadium, an Australian miner of vanadium, which is a mineral used in the steel processing industry.

Q How did the level of leverage in the Trust change during the 12-month period ended March 31, 2014?

A At the end of the 12-month period, 27.1% of the Trust's total managed assets were financed by leverage, compared with 27.2% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2013. The decrease was due to an increase in the values of securities in which the Trust had invested.

     As noted previously, the Trust historically employed leverage through the issuance of AMPS. Between March 13, 2014 and March 18, 2014, the Trust redeemed all of its outstanding AMPS. The Trust refinanced the AMPS through a margin loan financing agreement. The percentage of the Trust's

                           Pioneer High Income Trust | Annual Report | 3/31/14 7 total managed assets financed by leverage through the margin loan financing agreement is expected to be approximately the same as was previously financed through the issuance of AMPS. However, the actual amount of leverage employed by the Trust may change from time to time.

Q    What is the investment outlook?

A We foresee improved growth trends in the U.S. as well as globally, which should be good for the performance of high-yield corporate bonds as well as credit-sensitive securities in general. The continuing economic recovery should help sustain profit growth, buttress corporate balance sheets and enable companies to meet their debt obligations. We think default rates should remain low by historical standards. In the future, however, we believe positive portfolio performance is likely to be even more dependent upon good security selection, rather than on broad asset allocation decisions. We think this may bode well for Pioneer's investment style, as we rely heavily on fundamental analysis of individual corporations and securities.

     After strong performance by corporate bonds for most of the past five years, the yield advantages of credit-sensitive securities are not as wide as they were earlier, and investors should recognize that this factor will affect performance. Moreover, as the normal turnover of Trust assets occurs, we are finding that newer portfolio holdings tend to pay lower yields than maturing holdings. This trend should not have an immediate impact on the distributions paid to shareholders. However, the current high dividend* paid by the Trust may be more difficult to maintain as time goes by, especially when interest rates increase and the Trust's borrowing costs go up.

Please refer to the Schedule of Investments on pages 13-40 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

*    Dividends are not guaranteed.

8 Pioneer High Income Trust | Annual Report | 3/31/14

Investments in the Trust are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

Historically, the Trust employed leverage through the issuance of preferred shares. The Trust has redeemed all of its outstanding preferred shares. The Trust continues to employ leverage through a margin loan financing agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                           Pioneer High Income Trust | Annual Report | 3/31/14 9

Portfolio Summary | 3/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                   81.4%
Senior Secured Floating Rate Loan Interests                                4.7%
Convertible Bonds & Notes                                                  4.0%
Tax Exempt Obligations                                                     2.2%
Preferred Stocks                                                           2.2%
Common Stocks                                                              1.9%
Collateralized Mortgage Obligations                                        1.2%
Asset Backed Securities                                                    1.1%
Sovereign Debt Obligations                                                 0.6%
Convertible Preferred Stocks                                               0.6%
Municipal Collateralized Debt Obligation                                   0.1%
Rights/Warrants                                                            0.0%*

* Amount rounds to less than                                               0.1%.

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 years                                                                   7.1%
2-5 years                                                                  33.5%
5-7 years                                                                  31.3%
7-10 years                                                                 13.3%
10-20 years                                                                 8.0%
20+ years                                                                   6.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.   Chrysler Group LLC/CG Co-Issuer, Inc., 8%, 6/15/19                   1.25%
--------------------------------------------------------------------------------
 2.   Hanover Insurance Corp., 7.625%, 10/15/25                            1.22
--------------------------------------------------------------------------------
 3.   Charlotte Special Facilities Revenue, 5.6%, 7/1/27                   1.20
--------------------------------------------------------------------------------
 4.   Samson Investment Co., 10.75%, 2/15/20 (144A)                        1.14
--------------------------------------------------------------------------------
 5.   Mueller Water Products, Inc., 7.375%, 6/1/17                         1.01
--------------------------------------------------------------------------------
 6.   Pegasus Solutions, Inc., 13%, 4/15/14 (144A)                         1.00
--------------------------------------------------------------------------------
 7.   Xerium Technologies, Inc., 8.875%, 6/15/18                           0.91
--------------------------------------------------------------------------------
 8.   Stanadyne Holdings, Inc., 10%, 8/15/14                               0.90
--------------------------------------------------------------------------------
 9.   Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                   0.88
--------------------------------------------------------------------------------
10.   Pilgrim's Pride Corp., 7.875%, 12/15/18                              0.82
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Annual Report | 3/31/14

Prices and Distributions | 3/31/14

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     3/31/14                       3/31/13
--------------------------------------------------------------------------------
        Market Value                 $17.83                        $16.97
--------------------------------------------------------------------------------
          Premium                     25.7%                         19.3%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     3/31/14                       3/31/13
--------------------------------------------------------------------------------
        Net Asset Value               $14.19                        $14.23
--------------------------------------------------------------------------------

Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net Investment        Short-Term        Long-Term
                               Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
        4/1/13 - 3/31/14        $1.65                $ --              $ --
--------------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period.

                          Pioneer High Income Trust | Annual Report | 3/31/14 11

Performance Update | 3/31/14

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                                                              BofA ML
                                                              High Yield
                       Net Asset             Market           Master II
Period                 Value (NAV)           Price            Index (NAV)
--------------------------------------------------------------------------------
10 Years               11.12%                13.43%            8.54%
5 Years                28.34                 30.95            18.19
1 Year                 10.32                 16.24             7.53
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                           Pioneer High                    BofA ML High Yield
                           Income Trust                    Master II Index
3/31/2004                  $ 10,000                        $ 10,000
3/31/2005                  $ 10,197                        $ 10,694
3/31/2006                  $ 12,730                        $ 11,467
3/31/2007                  $ 14,972                        $ 12,795
3/31/2008                  $ 12,670                        $ 12,346
3/31/2009                  $  9,155                        $  9,842
3/31/2010                  $ 20,114                        $ 15,474
3/31/2011                  $ 24,161                        $ 17,669
3/31/2012                  $ 26,497                        $ 18,664
3/31/2013                  $ 30,355                        $ 21,110
3/31/2014                  $ 35,285                        $ 22,699

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Annual Report | 3/31/14

Schedule of Investments | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITIES -- 1.4%
                                      of Net Assets
                                      BANKS -- 0.2%
                                      Thrifts & Mortgage Finance -- 0.2%
         91,726(a)        CCC/Caa3    Amortizing Residential Collateral Trust, Series
                                      2002-BC1, Class M1, 1.429%, 1/25/32                  $       62,697
        125,000              BB/NR    CarNow Auto Receivables Trust, Series
                                      2012-1A, Class D, 6.9%, 11/15/16 (144A)                     126,443
        412,000(b)           CCC/C    Citicorp Residential Mortgage Trust, Series
                                      2006-2, Class M1, 5.918%, 9/25/36                           374,440
        250,000(c)           B-/WR    Security National Mortgage Loan Trust, Series
                                      2007-1A, Class 1A3, 6.55%, 4/25/37 (144A)                   245,427
                                                                                           --------------
                                      Total Banks                                          $      809,007
---------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.5%
                                      Hotels, Resorts, Cruise Lines -- 0.5%
        252,734              BB/NR    Westgate Resorts LLC, Series 2012-2A,
                                      Class C, 9.0%, 1/20/25 (144A)                        $      259,606
      1,610,378              NR/NR    Westgate Resorts LLC, Series 2012-BA,
                                      Class A, 9.5%, 2/20/25 (144A)                             1,641,579
        181,170              NR/NR    Westgate Resorts LLC, Series 2013-1A,
                                      Class B, 3.75%, 8/20/25 (144A)                              182,604
                                                                                           --------------
                                      Total Consumer Services                              $    2,083,789
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.2%
                                      Thrifts & Mortgage Finance -- 0.2%
        660,000(c)           NR/NR    GMAT Trust, Series 2013-1A, Class M, 5.0%,
                                      11/25/43 (144A)                                      $      632,471
                                                                                           --------------
                                      Total Diversified Financials                         $      632,471
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.1%
                                      Steel -- 0.1%
        310,016 (b)          B+/B3    Accredited Mortgage Loan Trust, Series
                                      2003-3, Class A1, 5.21%, 1/25/34                     $      300,755
                                                                                           --------------
                                      Total Materials                                      $      300,755
---------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.4%
                                      Airlines -- 0.4%
      1,291,983(a)       CCC-/Caa3    Aircraft Finance Trust, Series 1999-1A,
                                      Class A1, 0.635%, 5/15/24 (144A)                     $      503,873
        604,673(a)       CCC+/Caa2    Aviation Capital Group Trust, Series
                                      2000-1A, Class A1, 1.135%, 11/15/25
                                      (144A)                                                      309,895
      1,375,264(a)        CCC/Caa2    Lease Investment Flight Trust, Series 1,
                                      Class A1, 0.545%, 7/15/31                                   990,190
                                                                                           --------------
                                      Total Transportation                                 $    1,803,958
---------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $5,695,740)                                    $    5,629,980
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 13

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE
                                      OBLIGATIONS -- 1.5% of Net Assets
                                      BANKS -- 0.9%
                                      Thrifts & Mortgage Finance -- 0.9%
      1,409,612(a)        CCC/Caa2    Carrington Mortgage Loan Trust, Series
                                      2007-FRE1, Class A2, 0.354%, 2/25/37                 $    1,272,645
        135,185              NR/NR    Extended Stay America Trust, Series
                                      2013-ESHM, Class M, 7.625%, 12/5/19
                                      (144A)                                                      135,022
        300,000(c)         BB+/Ba2    GS Mortgage Securities Corp. II Commercial
                                      Mortgage Pass Through Certificates, Series
                                      2004-GG2, Class E, 5.987%, 8/10/38                          299,793
        287,822              NR/NR    Homeowner Assistance Program Reverse
                                      Mortgage Loan Trust, Series 2013-RM1,
                                      Class A, 4.0%, 5/26/53 (144A)                               281,634
        250,000(c)           BB/NR    Springleaf Mortgage Loan Trust, Series
                                      2013-1A, Class B1, 5.58%, 6/25/58 (144A)                    249,950
        498,000(c)         BB-/Ba3    Wachovia Bank Commercial Mortgage Trust,
                                      Series 2006-C24, Class AJ, 5.658%, 3/15/45                  497,355
        900,000(c)           B-/B1    Wachovia Bank Commercial Mortgage Trust,
                                      Series 2007-C34, Class AJ, 5.933%, 5/15/46                  913,139
                                                                                           --------------
                                      Total Banks                                          $    3,649,538
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.6%
                                      Other Diversified Financial Services -- 0.1%
        700,000(c)           NR/B1    LB-UBS Commercial Mortgage Trust, Series
                                      2005-C2, Class C, 5.164%, 4/15/40                    $      708,920
---------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 0.5%
        725,000(b)           NR/NR    CAM Mortgage Trust, Series 2014-1, Class M,
                                      5.5%, 12/15/53 (144A)                                $      722,508
        200,000               B/B3    JP Morgan Chase Commercial Mortgage
                                      Securities Trust, Series 2006-CB16, Class AJ,
                                      5.623%, 5/12/45                                             201,320
        650,000(c)           B-/NR    JP Morgan Chase Commercial Mortgage
                                      Securities Trust, Series 2007-LD12, Class AJ,
                                      6.032%, 2/15/51                                             638,815
        375,000(a)           BB/NR    JP Morgan Chase Commercial Mortgage
                                      Securities Trust, Series 2013-FL3, Class E,
                                      3.11%, 4/15/28 (144A)                                       374,178
                                                                                           --------------
                                                                                           $    1,936,821
                                                                                           --------------
                                      Total Diversified Financials                         $    2,645,741
---------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE
                                      OBLIGATIONS
                                      (Cost $6,223,148)                                    $    6,295,279
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      SENIOR SECURED FLOATING RATE
                                      LOAN INTERESTS -- 6.1% of Net
                                      Assets*(a)
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 0.3%
                                      Research & Consulting Services -- 0.3%
      1,000,000          CCC+/Caa1    Sourcehov LLC, Second Lien Term Loan,
                                      8.75%, 4/30/19                                       $    1,019,167
                                                                                           --------------
                                      Total Commercial & Professional Services             $    1,019,167
---------------------------------------------------------------------------------------------------------
                                      CONSUMER DISCRETIONARY -- 1.2%
                                      Automobiles & Components -- 0.4%
      1,639,688              B+/B2    CWGS Group LLC, Term Loan, 5.75%, 2/20/20            $    1,651,985
---------------------------------------------------------------------------------------------------------
                                      Education Services -- 0.7%
      2,892,750              B+/B2    McGraw-Hill School Education Holdings LLC,
                                      Term B Loan, 6.25%, 12/18/19                         $    2,916,615
---------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.1%
        440,000              B-/B3    Lee Enterprises, Inc., First Lien Term Loan,
                                      6.25%, 3/21/19                                       $      442,200
                                                                                           --------------
                                      Total Consumer Discretionary                         $    5,010,800
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.8%
                                      Coal & Consumable Fuels -- 0.2%
        587,500              CC/Ca    PT Bumi Resources Tbk, Term Loan, 18.156%,
                                      11/7/14                                              $      587,500
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 0.6%
      2,500,000              B-/B2    Fieldwood Energy LLC, Closing Date Second
                                      Lien Term Loan, 8.375%, 9/30/20                      $    2,606,920
                                                                                           --------------
                                      Total Energy                                         $    3,194,420
---------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.8%
                                      Agricultural Products -- 0.3%
      1,046,525          CCC+/Caa1    Arysta LifeScience SPC LLC, Initial Second Lien
                                      Term Loan, 8.25%, 11/30/20                           $    1,071,380
---------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 0.5%
      2,180,000              B-/NR    New HB Acquisition LLC, Term B Loan,
                                      6.75%, 4/9/20                                        $    2,269,925
                                                                                           --------------
                                      Total Food, Beverage & Tobacco                       $    3,341,305
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                      Health Care Equipment & Services -- 0.2%
        875,000          CCC+/Caa2    Accellent Inc., Initial Second Lien Term Loan,
                                      6.5%, 2/21/22                                        $      877,188
---------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.4%
      1,496,250(m)            B/B2    Gentiva Health Services, Inc., Initial Term
                                      Loan B, 6.5%, 10/18/19                               $    1,483,782
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 15

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.3%
      1,198,702           CCC/Caa3    Medical Card System, Inc., Term Loan,
                                      12.0%, 9/17/15                                       $    1,158,246
                                                                                           --------------
                                      Total Health Care Equipment & Services               $    3,519,216
---------------------------------------------------------------------------------------------------------
                                      INDUSTRIALS -- 0.3%
                                      Industrial Conglomerates -- 0.3%
      1,240,000            B-/Caa1    Filtration Group Co., Initial Second Lien Term
                                      Loan, 8.25%, 11/22/21                                $    1,273,325
                                                                                           --------------
                                      Total Industrials                                    $    1,273,325
---------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.4%
                                      Property & Casualty Insurance -- 0.4%
      1,385,452           CCC/Caa2    Confie Seguros Holding II Co., Second Lien
                                      Term Loan, 10.25%, 5/8/19                            $    1,397,575
                                                                                           --------------
                                      Total Insurance                                      $    1,397,575
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.2%
                                      Diversified Metals & Mining -- 0.0%
        100,918(d)           NR/NR    PT Bakrie & Brothers Tbk, Facility Term Loan B,
                                      0.0%, 1/20/13                                        $       45,413
---------------------------------------------------------------------------------------------------------
                                      Steel -- 0.2%
        788,000               B/B1    Essar Steel Algoma, Inc., Term Loan, 9.25%,
                                      9/19/14                                              $      791,078
                                                                                           --------------
                                      Total Materials                                      $      836,491
---------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.1%
                                      Publishing -- 0.1%
        487,000               B/B2    Cengage Learning Acquisitions, Inc., Term Loan,
                                      6.0%, 3/6/20                                         $      493,493
                                                                                           --------------
                                      Total Media                                          $      493,493
---------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.3%
                                      Computer & Electronics Retail -- 0.3%
      1,383,948               B/B2    Targus Group International, Inc., Term Loan,
                                      12.0%, 5/24/16                                       $    1,162,516
                                                                                           --------------
                                      Total Retailing                                      $    1,162,516
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.6%
                                      Application Software -- 0.6%
      2,500,000          CCC+/Caa1    Vertafore, Inc., Second Lien Term Loan,
                                      9.75%, 10/29/17                                      $    2,553,908
                                                                                           --------------
                                      Total Software & Services                            $    2,553,908
---------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.2%
                                      Electric Utilities -- 0.2%
      1,316,443          CCC-/Caa3    Texas Competitive Electric Holdings Co., LLC,
                                      2017 Term Loan, 4.737%, 10/10/17                     $      952,776
                                                                                           --------------
                                      Total Utilities                                      $      952,776
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR SECURED FLOATING
                                      RATE LOAN INTERESTS
                                      (Cost $24,720,911)                                   $   24,754,992
---------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS & NOTES --
                                      105.5% of Net Assets
                                      AUTOMOBILES & COMPONENTS -- 2.6%
                                      Auto Parts & Equipment -- 0.9%
      2,000,000(e)(m)       B/Caa1    Cooper-Standard Holding, Inc., 7.375%,
                                      4/1/18 (144A)                                        $    2,047,520
      1,140,000(m)          B/Caa1    International Automotive Components Group
                                      SA, 9.125%, 6/1/18 (144A)                                 1,202,700
        229,000(m)          BB-/B1    Tomkins LLC/Tomkins, Inc., 9.0%, 10/1/18                    245,889
                                                                                           --------------
                                                                                           $    3,496,109
---------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 1.7%
      6,000,000(m)            B/B1    Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%,
                                      6/15/19                                              $    6,570,000
        500,000(m)            B/B1    Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%,
                                      6/15/21                                                     565,625
                                                                                           --------------
                                                                                           $    7,135,625
                                                                                           --------------
                                      Total Automobiles & Components                       $   10,631,734
---------------------------------------------------------------------------------------------------------
                                      BANKS -- 1.0%
                                      Regional Banks -- 0.3%
      1,225,000(c)(f)     BBB/Baa3    PNC Financial Services Group, Inc., 4.454%,
                                      5/29/49                                              $    1,228,675
---------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 0.7%
      2,925,000(m)          B+/Ba3    Provident Funding Associates LP / PFG
                                      Finance Corp., 6.75%, 6/15/21 (144A)                 $    2,925,000
                                                                                           --------------
                                      Total Banks                                          $    4,153,675
---------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 9.3%
                                      Aerospace & Defense -- 1.6%
      2,200,000            B-/Caa1    ADS Tactical, Inc., 11.0%, 4/1/18 (144A)             $    2,183,500
      3,889,000              B-/B2    DynCorp International, Inc., 10.375%, 7/1/17              4,064,005
                                                                                           --------------
                                                                                           $    6,247,505
---------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 0.4%
      1,500,000(m)            B/B2    Abengoa Finance SAU, 8.875%, 11/1/17
                                      (144A)                                               $    1,683,750
---------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery &
                                      Heavy Trucks -- 2.1%
      2,000,000            CCC-/B3    Navistar International Corp., 8.25%, 11/1/21         $    2,040,000
      4,760,000          CCC-/Caa2    Stanadyne Holdings, Inc., 10.0%, 8/15/14                  4,742,150
      2,500,000(b)           CC/Ca    Stanadyne Holdings, Inc., 12.0%, 2/15/15                  1,887,500
                                                                                           --------------
                                                                                           $    8,669,650
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 17

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.5%
      2,000,000(m)           B-/B3    WireCo WorldGroup, Inc., 9.5%, 5/15/17               $    2,060,000
---------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.7%
      1,710,000(m)       CCC+/Caa2    Boart Longyear Management Pty, Ltd., 7.0%,
                                      4/1/21 (144A)                                        $    1,299,600
        770,000(m)            B/B2    Boart Longyear Management Pty, Ltd., 10.0%,
                                      10/1/18 (144A)                                              800,800
        605,000              B+/B2    JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)              647,350
                                                                                           --------------
                                                                                           $    2,747,750
---------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 3.3%
      1,040,000(m)            B/B2    Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)         $    1,149,200
      1,080,000(m)         B-/Caa2    Liberty Tire Recycling, 11.0%, 10/1/16 (144A)             1,053,000
      5,170,000(m)          B/Caa1    Mueller Water Products, Inc., 7.375%, 6/1/17              5,286,325
      1,840,000            CCC+/NR    WPE International Cooperatief UA, 10.375%,
                                      9/30/20 (144A)                                            1,108,600
      4,500,000(m)            B/B3    Xerium Technologies, Inc., 8.875%, 6/15/18                4,803,750
                                                                                           --------------
                                                                                           $   13,400,875
---------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.7%
      2,510,000              B-/B3    TRAC Intermodal LLC / TRAC Intermodal Corp.,
                                      11.0%, 8/15/19                                       $    2,861,400
                                                                                           --------------
                                      Total Capital Goods                                  $   37,670,930
---------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 1.2%
                                      Commercial Printing -- 0.2%
        700,000            B-/Caa1    Mustang Merger Corp., 8.5%, 8/15/21 (144A)           $      766,500
---------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 1.0%
      3,900,000             B/Caa2    NANA Development Corp., 9.5%, 3/15/19
                                      (144A)                                               $    3,997,500
---------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.0%
      2,180,000(d)(g)        NR/WR    Old AII, Inc., 10.0%, 12/15/16                       $           22
                                                                                           --------------
                                      Total Commercial & Professional Services             $    4,764,022
---------------------------------------------------------------------------------------------------------
                                      CONSUMER DISCRETIONARY -- 0.9%
                                      Auto Parts & Equipment -- 0.4%
        645,000               B/B3    Pittsburgh Glass Works LLC, 8.0%, 11/15/18
                                      (144A)                                               $      701,437
        675,000(m)           B+/B2    Stackpole International Intermediate /
                                      Stackpole International Powder, 7.75%,
                                      10/15/21 (144A)                                             723,094
                                                                                           --------------
                                                                                           $    1,424,531
---------------------------------------------------------------------------------------------------------
                                      Department Stores -- 0.2%
        900,000(m)       CCC+/Caa2    Neiman Marcus Group, Ltd. LLC, 8.0%,
                                      10/15/21 (144A)                                      $      988,875
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.3%
      1,275,000(m)         B-/Caa1    SFX Entertainment, Inc., 9.625%, 2/1/19
                                      (144A)                                               $    1,338,750
                                                                                           --------------
                                      Total Consumer Discretionary                         $    3,752,156
---------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 4.7%
                                      Home Furnishings -- 0.2%
        850,000               B/B2    SIWF Merger Sub, Inc., 6.25%, 6/1/21 (144A)          $      884,000
---------------------------------------------------------------------------------------------------------
                                      Homebuilding -- 1.5%
      3,115,000(m)        CCC/Caa2    Beazer Homes USA, Inc., 9.125%, 6/15/18              $    3,294,112
        750,000(m)        CCC/Caa2    Beazer Homes USA, Inc., 9.125%, 5/15/19                     808,125
      1,975,000(m)            B/B2    Rialto Holdings LLC / Rialto Corp., 7.0%,
                                      12/1/18 (144A)                                            2,034,250
        400,000(d)(g)        NR/Ca    Urbi Desarrollos Urbanos SAB de CV, 9.75%,
                                      2/3/22 (144A)                                                44,000
                                                                                           --------------
                                                                                           $    6,180,487
---------------------------------------------------------------------------------------------------------
                                      Housewares & Specialties -- 1.6%
      1,435,000(m)          BB-/B1    Jarden Corp., 7.5%, 5/1/17                           $    1,652,044
      3,000,000(m)       CCC+/Caa2    Reynolds Group Issuer, Inc., 9.0%, 4/15/19                3,210,000
      1,430,000(m)       CCC+/Caa2    Reynolds Group Issuer, Inc., 9.875%, 8/15/19              1,598,025
                                                                                           --------------
                                                                                           $    6,460,069
---------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 1.4%
EUR     800,000          CCC+/Caa2    Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)            $    1,157,400
      4,000,000          CCC+/Caa1    Icon Health & Fitness, Inc., 11.875%,
                                      10/15/16 (144A)                                           3,760,000
        880,000(e)       CCC+/Caa2    PC Nextco Holdings LLC / PC Nextco Finance,
                                      Inc., 8.75%, 8/15/19 (144A)                                 909,700
                                                                                           --------------
                                                                                           $    5,827,100
                                                                                           --------------
                                      Total Consumer Durables & Apparel                    $   19,351,656
---------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 3.7%
                                      Business Services -- 0.7%
      1,750,000(m)            B/B2    Sitel LLC / Sitel Finance Corp., 11.0%,
                                      8/1/17 (144A)                                        $    1,879,062
      1,000,000            B-/Caa2    Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18              937,500
                                                                                           --------------
                                                                                           $    2,816,562
---------------------------------------------------------------------------------------------------------
                                      Casinos & Gaming -- 0.0%
        623,466(e)           NR/NR    Mashantucket Western Pequot Tribe, 6.5%,
                                      7/1/36                                               $       93,520
---------------------------------------------------------------------------------------------------------
                                      Education Services -- 0.2%
        555,000           CCC/Caa1    Cambium Learning Group, Inc., 9.75%,
                                      2/15/17                                              $      560,550
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 19

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts, Cruise Lines -- 0.8%
      1,680,000(e)           B-/B3    MISA Investments, Ltd., 8.625%, 8/15/18
                                      (144A)                                               $    1,730,400
      1,500,000(m)           B-/B2    Seven Seas Cruises S de RL LLC, 9.125%,
                                      5/15/19                                                   1,650,000
                                                                                           --------------
                                                                                           $    3,380,400
---------------------------------------------------------------------------------------------------------
                                      Restaurants -- 1.8%
      4,055,000(b)(m)      B-/Caa1    Burger King Capital Holdings LLC, 0.0%,
                                      4/15/19 (144A)                                       $    3,710,325
      1,400,000(m)            B/B3    Burger King Corp., 9.875%, 10/15/18                       1,527,750
      2,000,000(m)        CCC/Caa1    PF Chang's China Bistro, Inc., 10.25%,
                                      6/30/20 (144A)                                            2,105,000
                                                                                           --------------
                                                                                           $    7,343,075
---------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.2%
        740,000(m)           B-/B3    StoneMor Partners LP / Cornerstone Family
                                      Services of WV, 7.875%, 6/1/21 (144A)                $      760,350
                                                                                           --------------
                                      Total Consumer Services                              $   14,954,457
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 2.5%
                                      Asset Management & Custody Banks -- 0.3%
        975,000(m)       BBB-/Baa3    Janus Capital Group, Inc., 6.7%, 6/15/17 $                1,100,815
---------------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.5%
      1,030,000(m)            B/B1    Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                                      7.375%, 4/1/20 (144A)                                $    1,081,500
      1,035,000(m)           B+/B3    TMX Finance LLC / TitleMax Finance Corp.,
                                      8.5%, 9/15/18 (144A)                                      1,133,325
                                                                                           --------------
                                                                                           $    2,214,825
---------------------------------------------------------------------------------------------------------
                                      Diversified Capital Markets -- 0.2%
        700,000(c)(f)(m)    BB-/NR    Credit Suisse Group AG, 7.5%, 12/11/49
                                      (144A)                                               $      760,375
---------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.4%
      2,325,000(c)(f)(m)   BB+/Ba2    Goldman Sachs Capital II, 4.0%, 12/29/49             $    1,790,250
---------------------------------------------------------------------------------------------------------
                                      Multi-Sector Holdings -- 0.5%
      2,200,000               B/B3    Constellation Enterprises LLC, 10.625%,
                                      2/1/16 (144A)                                        $    1,914,000
---------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 0.4%
      3,000,000(b)(g)       BBB/NR    Fixed Income Trust Series 2013-A, 0.0%,
               (h)(m)                 10/15/97 (144A)                                      $    1,748,033
---------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.2%
        695,000               B/B2    National Money Mart Co., 10.375%,
                                      12/15/16                                             $      698,475
                                                                                           --------------
                                      Total Diversified Financials                         $   10,226,773
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 21.8%
                                      Coal & Consumable Fuels -- 1.1%
        950,000              CC/Ca    Bumi Capital Pte, Ltd., 12.0%, 11/10/16
                                      (144A)                                               $      579,500
      2,125,000(d)        CCC/Caa2    James River Coal Co., 7.875%, 4/1/19                        276,250
        800,000(m)         B-/Caa1    Murray Energy Corp., 8.625%, 6/15/21 (144A)                 842,000
      2,485,000(m)         B-/Caa1    Penn Virginia Corp., 8.5%, 5/1/20                         2,764,562
                                                                                           --------------
                                                                                           $    4,462,312
---------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 0.3%
        350,000              B-/B3    Jones Energy Holdings LLC / Jones Energy
                                      Finance Corp., 6.75%, 4/1/22 (144A)                  $      356,562
        750,000            NR/Caa1    YPF SA, 8.875%, 12/19/18 (144A)                             782,813
                                                                                           --------------
                                                                                           $    1,139,375
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 2.7%
      1,500,000(m)            B/B3    Hercules Offshore, Inc., 8.75%, 7/15/21
                                      (144A)                                               $    1,627,500
      2,500,000(m)    CCC+/(P)Caa1    Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                 2,496,875
      1,700,000          CCC+/Caa1    Ocean Rig UDW, Inc., 9.5%, 4/27/16 (144A)                 1,787,125
      1,025,000(m)           B-/B3    Offshore Group Investments, Ltd., 7.125%,
                                      4/1/23                                                    1,042,938
      1,900,000(m)           B+/B2    Pioneer Energy Services Corp., 9.875%,
                                      3/15/18                                                   2,004,500
      1,800,000(m)           B+/B1    Shelf Drill Holdings, Ltd., 8.625%, 11/1/18
                                      (144A)                                                    1,948,500
                                                                                           --------------
                                                                                           $   10,907,438
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 1.7%
        408,000(i)(m)        NR/NR    DP Producer AS, 0.0%, 12/31/49 (144A)                $        8,160
      1,847,000               B/B1    Expro Finance Luxembourg SCA, 8.5%,
                                      12/15/16 (144A)                                           1,932,424
      3,100,000             B/Caa1    Forbes Energy Services, Ltd., 9.0%, 6/15/19               3,107,750
         16,000(d)(g)        NR/NR    Green Field Energy Services, Inc., 13.0%,
                                      11/15/16 (144A)                                               1,120
      2,000,000(m)            B/B3    Seitel, Inc., 9.5%, 4/15/19                               2,070,000
                                                                                           --------------
                                                                                           $    7,119,454
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 13.4%
      1,200,000(m)       CCC+/Caa1    Athlon Holdings LP / Athlon Finance Corp.,
                                      7.375%, 4/15/21 (144A)                               $    1,278,000
        775,000(m)          BB-/B1    Berry Petroleum Co., 10.25%, 6/1/14                         784,687
        500,000(m)           B-/B3    Comstock Resources, Inc., 7.75%, 4/1/19                     532,500
      1,830,000(m)           B-/B3    Comstock Resources, Inc., 9.5%, 6/15/20                   2,086,200
      3,450,000(m)            B/B2    EP Energy LLC / EP Energy Finance, Inc.,
                                      9.375%, 5/1/20                                            3,989,062
      1,295,000(m)           B-/B3    EPL Oil & Gas, Inc., 8.25%, 2/15/18                       1,401,837

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 21

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration &
                                      Production -- (continued)
      3,000,000           CCC/Caa1    Goodrich Petroleum Corp., 8.875%, 3/15/19            $    3,105,000
        785,000(m)       CCC+/Caa1    Halcon Resources Corp., 8.875%, 5/15/21                     814,438
      1,205,000(m)       CCC+/Caa1    Halcon Resources Corp., 9.25%, 2/15/22
                                      (144A)                                                    1,256,213
      2,035,000(m)       CCC+/Caa1    Halcon Resources Corp., 9.75%, 7/15/20                    2,192,713
      1,325,000(m)       CCC+/Caa1    Halcon Resources Corp., 9.75%, 7/15/20
                                      (144A)                                                    1,424,375
        900,000           B-/Caa1e    Legacy Reserves LP / Legacy Reserves
                                      Finance Corp., 6.625%, 12/1/21                              897,750
      2,235,000(m)         B-/Caa1    Lightstream Resources, Ltd., 8.625%,
                                      2/1/20 (144A)                                             2,235,000
        530,000(m)         B-/Caa1    Memorial Production Partners LP / Memorial
                                      Production Finance Corp., 7.625%, 5/1/21
                                      (144A)                                                      559,150
        950,000(m)         B-/Caa1    Memorial Production Partners LP / Memorial
                                      Production Finance Corp., 7.625%, 5/1/21                  1,002,250
      2,000,000(m)       CCC+/Caa1    Midstates Petroleum Co., Inc., 9.25%, 6/1/21              2,090,000
      1,050,000(m)       CCC+/Caa1    Midstates Petroleum Co., Inc., 10.75%,
                                      10/1/20                                                   1,160,250
      2,400,000(m)           B+/NR    MIE Holdings Corp., 9.75%, 5/12/16 (144A)                 2,526,000
      2,750,000             B/Caa1    PetroQuest Energy, Inc., 10.0%, 9/1/17                    2,928,750
      1,110,000(m)         B-/Caa1    QR Energy LP / QRE Finance Corp., 9.25%,
                                      8/1/20                                                    1,187,700
      3,380,000          CCC-/Caa3    Quicksilver Resources, Inc., 7.125%, 4/1/16               3,151,850
      2,200,000              B-/B3    Resolute Energy Corp., 8.5%, 5/1/20                       2,299,000
      2,035,000              B-/B3    RKI Exploration & Production LLC / RKI
                                      Finance Corp., 8.5%, 8/1/21 (144A)                        2,197,800
      1,497,000(m)          BB-/B2    Rosetta Resources, Inc., 9.5%, 4/15/18                    1,573,721
      5,500,000(m)         CCC+/B3    Samson Investment Co., 10.75%, 2/15/20
                                      (144A)                                                    5,995,000
      2,735,000(m)           B-/B3    Sanchez Energy Corp., 7.75%, 6/15/21
                                      (144A)                                                    2,919,613
      2,770,000(m)       CCC+/Caa1    Talos Production LLC / Talos Production
                                      Finance, Inc., 9.75%, 2/15/18 (144A)                      2,901,575
                                                                                           --------------
                                                                                           $   54,490,434
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 2.2%
      3,100,000              B+/B2    Calumet Specialty Products Partners LP /
                                      Calumet Finance Corp., 6.5%, 4/15/21
                                      (144A)                                               $    3,123,250
      3,000,000(m)        CCC/Caa1    Seven Generations Energy, Ltd., 8.25%,
                                      5/15/20 (144A)                                            3,285,000
      2,215,000            BB+/Ba2    Tesoro Corp., 9.75%, 6/1/19                               2,357,646
                                                                                           --------------
                                                                                           $    8,765,896
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 0.4%
      1,524,000(a)(m)       BB/Ba1    Energy Transfer Partners LP, 3.255%, 11/1/66         $    1,394,460
        350,000(c)(m)    BBB-/Baa2    Enterprise Products Operating LLC, 8.375%,
                                      8/1/66                                                      394,187
                                                                                           --------------
                                                                                           $    1,788,647
                                                                                           --------------
                                      Total Energy                                         $   88,673,556
---------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 6.3%
                                      Agricultural Products -- 1.1%
      2,100,000(m)       CCC+/Caa1    Pinnacle Operating Corp., 9.0%, 11/15/20
                                      (144A)                                               $    2,268,000
      1,215,000               B/B2    Southern States Cooperative, Inc., 10.0%,
                                      8/15/21 (144A)                                            1,219,556
      1,100,000               B/NR    Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                  995,500
                                                                                           --------------
                                                                                           $    4,483,056
---------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 4.2%
        775,000             BB/Ba3    Bertin SA / Bertin Finance, Ltd., 10.25%,
                                      10/5/16 (144A)                                       $      871,875
      1,250,000              B+/B2    CFG Investment SAC, 9.75%, 7/30/19 (144A)                 1,221,875
        688,000(m)            B/B1    Chiquita Brands International, Inc. / Chiquita
                                      Brands LLC, 7.875%, 2/1/21                                  767,980
      3,500,000(m)            B/B3    FAGE Dairy Industry SA/FAGE USA Dairy
                                      Industry, Inc., 9.875%, 2/1/20 (144A)                     3,718,750
      1,000,000               B/B2    Marfrig Holding Europe BV, 8.375%, 5/9/18
                                      (144A)                                                      998,000
      1,200,000               B/B2    Marfrig Holding Europe BV, 11.25%, 9/20/21
                                      (144A)                                                    1,287,000
      3,400,000(m)          BB-/B1    Minerva Luxembourg SA, 7.75%, 1/31/23
                                      (144A)                                                    3,481,600
        400,000             BB-/B1    Minerva Luxembourg SA, 12.25%, 2/10/22
                                      (144A)                                                      446,000
      4,000,000(m)          BB-/B3    Pilgrim's Pride Corp., 7.875%, 12/15/18                   4,300,000
                                                                                           --------------
                                                                                           $   17,093,080
---------------------------------------------------------------------------------------------------------
                                      Tobacco -- 1.0%
      3,835,000(m)         B-/Caa1    Alliance One International, Inc., 9.875%,
                                      7/15/21                                              $    3,921,288
                                                                                           --------------
                                      Total Food, Beverage & Tobacco                       $   25,497,424
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE -- 0.3%
                                      Pharmaceuticals -- 0.3%
      1,240,000(m)       CCC+/Caa2    JLL/Delta Dutch Newco BV, 7.5%, 2/1/22
                                      (144A)                                               $    1,277,200
                                                                                           --------------
                                      Total Health Care                                    $    1,277,200
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 23

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 6.0%
                                      Health Care Equipment & Services -- 1.0%
      3,799,000(m)           B+/B2    Physio-Control International, Inc., 9.875%,
                                      1/15/19 (144A)                                       $    4,264,377
---------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 2.3%
      2,560,000(m)           B-/B3    CHS/Community Health Systems, Inc.,
                                      6.875%, 2/1/22 (144A)                                $    2,675,200
      2,400,000(m)           B-/B3    Kindred Healthcare, Inc., 6.375%, 4/15/22
                                      (144A)                                                    2,406,000
      3,475,000              B-/B3    Kindred Healthcare, Inc., 8.25%, 6/1/19                   3,722,594
        600,000(m)       CCC+/Caa1    United Surgical Partners International, Inc.,
                                      9.0%, 4/1/20                                                666,000
                                                                                           --------------
                                                                                           $    9,469,794
---------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.9%
      1,000,000(m)       CCC+/Caa2    BioScrip, Inc., 8.875%, 2/15/21 (144A)               $    1,042,500
      2,527,000          CCC+/Caa2    Gentiva Health Services, Inc., 11.5%, 9/1/18              2,669,144
                                                                                           --------------
                                                                                           $    3,711,644
---------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.8%
      3,000,000(m)         B-/Caa2    Immucor, Inc., 11.125%, 8/15/19                      $    3,390,000
---------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.3%
        900,000(m)       CCC+/Caa1    Emdeon, Inc., 11.0%, 12/31/19                        $    1,042,875
---------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 0.7%
      2,380,000(m)       CCC+/Caa1    Truven Health Analytics, Inc., 10.625%,
                                      6/1/20                                               $    2,701,300
                                                                                           --------------
                                      Total Health Care Equipment & Services               $   24,579,990
---------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 1.1%
                                      Personal Products -- 1.1%
      1,745,000(m)           B+/B2    Albea Beauty Holdings SA, 8.375%, 11/1/19
                                      (144A)                                               $    1,893,325
      2,315,000(m)       CCC+/Caa1    Monitronics International, Inc., 9.125%,
                                      4/1/20                                                    2,477,050
                                                                                           --------------
                                      Total Household & Personal Products                  $    4,370,375
---------------------------------------------------------------------------------------------------------
                                      INDUSTRIALS -- 0.3%
                                      Industrial Machinery -- 0.3%
      1,075,000            B-/Caa1    BC Mountain LLC / BC Mountain Finance, Inc.,
                                      7.0%, 2/1/21 (144A)                                  $    1,064,250
                                                                                           --------------
                                      Total Industrials                                    $    1,064,250
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 8.2%
                                      Insurance Brokers -- 1.0%
GBP   1,625,000(m)         NR/Caa2    Towergate Finance Plc, 10.5%, 2/15/19
                                      (144A)                                               $    2,871,838
      1,000,000(m)       CCC+/Caa2    USI, Inc., 7.75%, 1/15/21 (144A)                          1,042,500
                                                                                           --------------
                                                                                           $    3,914,338
---------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 1.5%
      3,075,000(c)(m)      BB/Baa3    Liberty Mutual Group, Inc., 10.75%, 6/15/58
                                      (144A)                                               $    4,612,500
      1,100,000(m)        BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                             1,666,500
                                                                                           --------------
                                                                                           $    6,279,000
---------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 1.6%
      5,300,000(m)       BBB-/Baa3    Hanover Insurance Corp., 7.625%, 10/15/25            $    6,391,689
        265,000(c)(f)(m)   BB+/Ba2    White Mountains Insurance Group, Ltd.,
                                      7.506%, 5/29/49 (144A)                                      278,203
                                                                                           --------------
                                                                                           $    6,669,892
---------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 4.1%
        250,000(a)          BB-/NR    Atlas Reinsurance VII, Ltd., 8.103%, 1/7/16
                                      (144A)                                               $      263,250
        500,000(a)          BB+/NR    Blue Danube II, Ltd., 4.297%, 5/23/16 (144A)                508,400
        400,000(a)           NR/NR    Caelus Re 2013, Ltd., 6.88%, 4/7/17 (144A)                  419,360
        500,000(a)          BB-/NR    Caelus Re, Ltd., 5.28%, 3/7/16 (144A)                       508,050
        250,000(a)          NR/Ba2    Combine Re, Ltd., 10.03%, 1/7/15 (144A)                     263,425
      1,000,000(a)           NR/NR    Combine Re, Ltd., 17.78%, 1/7/15 (144A)                   1,072,800
        250,000(a)          BB-/NR    Compass Re, Ltd., 10.28%, 1/8/15 (144A)                     256,875
        250,000(a)           B+/NR    Compass Re, Ltd., 11.28%, 1/8/15 (144A)                     257,925
        250,000(a)           BB/NR    East Lane Re V, Ltd., 9.03%, 3/16/16 (144A)                 269,650
        400,000(a)           BB/NR    East Lane Re, Ltd., 6.68%, 3/13/15 (144A)                   411,920
        350,000(c)          BB-/NR    Embarcadero Re, Ltd., 6.664%, 8/4/14 (144A)                 353,500
        250,000(c)          BB-/NR    Embarcadero Re, Ltd., 7.412%, 2/13/15
                                      (144A)                                                      256,575
        350,000(a)          BB+/NR    Foundation Re III, Ltd., 5.03%, 2/25/15                     356,090
        500,000(a)           NR/NR    Galileo Re, Ltd., 7.43%, 1/9/17 (144A)                      519,950
        250,000(a)          BB-/NR    Ibis Re II, Ltd., 8.38%, 2/5/15 (144A)                      255,925
        400,000(a)           B-/NR    Ibis Re II, Ltd., 13.53%, 2/5/15 (144A)                     416,480
        250,000(a)           NR/NR    Loma Reinsurance, Ltd., 17.03%, 1/8/18
                                      (144A)                                                      256,425
        400,000(a)           BB/NR    Longpoint Re, Ltd. III, 4.03%, 5/18/16 (144A)               407,600
        750,000(a)            B/NR    Mystic Re, Ltd., 12.03%, 3/12/15 (144A)                     795,825
        250,000(a)           B+/NR    Mythen Re, Ltd. Series 2012-2 Class A,
                                      8.549%, 1/5/17 (144A)                                       266,100
        250,000(a)           NR/NR    Mythen Re, Ltd. Series 2013-1 Class B, 8.03%,
                                      7/9/15 (144A)                                               258,875

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 25

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Reinsurance -- (continued)
        500,000(a)(m)        CC/NR    Queen Street II Capital, Ltd., 7.53%, 4/9/14
                                      (144A)                                               $      500,350
        250,000(a)          BB-/NR    Queen Street V Re, Ltd., 8.53%, 4/9/15
                                      (144A)                                                      259,550
        250,000(a)            B/NR    Queen Street VI Re, Ltd., 10.38%, 4/9/15
                                      (144A)                                                      263,500
        250,000(a)            B/NR    Queen Street VII Re, Ltd., 8.63%, 4/8/16
                                      (144A)                                                      264,375
        725,000(a)           B+/NR    Residential Reinsurance 2011, Ltd., 8.78%,
                                      6/6/15 (144A)                                               767,050
        250,000(a)           NR/NR    Residential Reinsurance 2011, Ltd., 8.93%,
                                      12/6/15 (144A)                                              261,650
        250,000(a)          BB-/NR    Residential Reinsurance 2011, Ltd., 9.03%,
                                      6/6/15 (144A)                                               263,000
        450,000(a)           B-/NR    Residential Reinsurance 2011, Ltd., 12.03%,
                                      6/6/15 (144A)                                               474,615
        250,000(a)           NR/NR    Residential Reinsurance 2011, Ltd., 13.28%,
                                      12/6/15 (144A)                                              264,825
        250,000(a)           BB/NR    Residential Reinsurance 2012, Ltd., 5.78%,
                                      12/6/16 (144A)                                              260,550
        250,000(a)           BB/NR    Residential Reinsurance 2012, Ltd., 8.03%,
                                      6/6/16 (144A)                                               275,725
        250,000(a)          BB-/NR    Residential Reinsurance 2012, Ltd., 10.03%,
                                      6/6/16 (144A)                                               276,950
        400,000(a)           NR/NR    Residential Reinsurance 2012, Ltd., 12.78%,
                                      12/6/16 (144A)                                              436,240
        250,000(a)           NR/NR    Residential Reinsurance 2012, Ltd., 19.03%,
                                      12/6/16 (144A)                                              279,550
        400,000(a)           NR/NR    Residential Reinsurance 2012, Ltd., 22.03%,
                                      6/6/16 (144A)                                               477,240
        250,000(a)           B-/NR    Residential Reinsurance 2013, Ltd., 9.28%,
                                      6/6/17 (144A)                                               260,925
        500,000(a)           BB/NR    Sanders Re, Ltd., 4.03%, 5/5/17 (144A)                      506,050
        603,600(g)(j)        NR/NR    Sector Re V, Ltd., 0.0%, 12/1/17 (144A)                     613,860
            924(g)(j)        NR/NR    Sector Re V, Ltd., 0.0%, 3/1/18 (144A)                      233,912
        600,000(g)(j)        NR/NR    Silverton RE, Ltd., 0.0%, 9/16/16 (144A)                    623,040
        250,000(a)           NR/NR    Successor X, Ltd., 16.28%, 11/10/15 (144A)                  258,675
        250,000(a)           NR/NR    Successor X, Ltd., 16.53%, 1/27/15 (144A)                   264,275
        300,000(a)           B+/NR    Tar Heel Re, Ltd., 8.53%, 5/9/16 (144A)                     323,250
                                                                                           --------------
                                                                                           $   16,784,157
                                                                                           --------------
                                      Total Insurance                                      $   33,647,387
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 16.6%
                                      Commodity Chemicals -- 1.3%
      3,250,000(m)          BBB/WR    Basell Finance Co. BV, 8.1%, 3/15/27 (144A)          $    4,240,460
      1,100,000             BB-/B2    Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                                      1/15/21 (144A)                                            1,133,000
                                                                                           --------------
                                                                                           $    5,373,460
---------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.8%
      3,000,000(m)         B-/Caa2    Texas Industries, Inc., 9.25%, 8/15/20               $    3,465,000
---------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 0.4%
      1,597,000               B/B2    Kinove German Bondco GmbH, 9.625%,
                                      6/15/18 (144A)                                       $    1,732,745
---------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 1.7%
      2,000,000(m)            B/B3    Global Brass & Copper, Inc., 9.5%, 6/1/19            $    2,310,000
      3,000,000(d)            D/WR    Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18
                                      (144A)                                                    1,650,000
        642,778 (e)(g)(h)    NR/NR    Mirabela Nickel, Ltd., 3.5%, 3/28/14 (144A)                 626,708
      2,775,000(d)(g)         D/WR    Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                666,000
      1,200,000(m)         CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20                             1,188,000
        410,000             B/Caa1    Prince Mineral Holding Corp., 11.5%,
                                      12/15/19 (144A)                                             460,225
                                                                                           --------------
                                                                                           $    6,900,933
---------------------------------------------------------------------------------------------------------
                                      Forest Products -- 1.0%
      4,000,000(m)           B-/B3    Millar Western Forest Products, Ltd., 8.5%,
                                      4/1/21                                               $    4,210,000
---------------------------------------------------------------------------------------------------------
                                      Gold -- 0.7%
      3,055,000(m)          BB-/B1    IAMGOLD Corp., 6.75%, 10/1/20 (144A)                 $    2,718,950
---------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 1.9%
      1,973,733(e)(m)    CCC+/Caa2    Ardagh Finance SA, 11.125%, 6/1/18 (144A)            $    2,163,705
EUR   2,250,000(m)       CCC+/Caa1    Ardagh Glass Finance Plc, 8.75%, 2/1/20
                                      (144A)                                                    3,332,312
        500,000          CCC+/Caa2    Beverage Packaging Holdings Luxembourg II
                                      SA / Beverage Packaging Holdings II Is, 6.0%,
                                      6/15/17 (144A)                                              517,500
      1,450,000(m)       CCC+/Caa1    BWAY Holdings Co., 10.0%, 6/15/18                         1,544,250
                                                                                           --------------
                                                                                           $    7,557,767
---------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 2.6%
      2,000,000(m)       CCC+/Caa1    Berry Plastics Corp., 9.5%, 5/15/18                  $    2,115,000
      2,150,057(b)           NR/NR    Bio Pappel SAB de CV, 10.0%, 8/27/16                      2,158,657
      2,220,000(m)           B-/NR    Exopack Holding Corp., 10.0%, 6/1/18
                                      (144A)                                                    2,408,700
        445,000            B-/Caa2    Exopack Holdings SA, 7.875%, 11/1/19
                                      (144A)                                                      471,700

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 27

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- (continued)
      2,500,000(m)         B-/Caa1    Pretium Packaging LLC / Pretium Finance,
                                      Inc., 11.5%, 4/1/16                                  $    2,675,000
        500,000              BB/B1    Sealed Air Corp., 8.125%, 9/15/19 (144A)                    558,750
                                                                                           --------------
                                                                                           $   10,387,807
---------------------------------------------------------------------------------------------------------
                                      Paper Products -- 0.8%
      1,590,000(m)         CCC+/B2    Appvion, Inc., 9.0%, 6/1/20 (144A)                   $    1,621,800
        776,000(m)            B/B3    Mercer International, Inc., 9.5%, 12/1/17                   838,080
        595,000(m)         B-/Caa1    Unifrax I LLC / Unifrax Holding Co., 7.5%,
                                      2/15/19 (144A)                                              630,700
                                                                                           --------------
                                                                                           $    3,090,580
---------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.6%
      2,600,000            CCC+/NR    Hexion US Finance Corp., 9.0%, 11/15/20              $    2,574,000
---------------------------------------------------------------------------------------------------------
                                      Steel -- 4.8%
      2,450,000(m)         B-/Caa1    AM Castle & Co., 12.75%, 12/15/16                    $    2,750,125
      1,200,000              B+/B3    APERAM, 7.375%, 4/1/16 (144A)                             1,236,000
      1,764,000             B/Caa1    Atkore International, Inc., 9.875%, 1/1/18                1,896,300
      3,550,000           CCC/Caa2    Essar Steel Algoma, Inc., 9.875%, 6/15/15
                                      (144A)                                                    2,307,500
        700,000          CCC+/Caa1    Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                 672,000
      1,900,000            NR/Caa1    Metinvest BV, 8.75%, 2/14/18 (144A)                       1,738,500
      2,915,000               B/B2    Optima Specialty Steel, Inc., 12.5%,
                                      12/15/16 (144A)                                           3,213,787
      1,804,000(m)           B-/B3    Permian Holdings, Inc., 10.5%, 1/15/18
                                      (144A)                                                    1,835,570
      3,750,000            CCC+/NR    Ryerson, Inc., 9.0%, 10/15/17                             4,045,313
                                                                                           --------------
                                                                                           $   19,695,095
                                                                                           --------------
                                      Total Materials                                      $   67,706,337
---------------------------------------------------------------------------------------------------------
                                      MEDIA -- 5.4%
                                      Broadcasting -- 1.3%
      1,000,000(m)         B-/Caa2    Intelsat Luxembourg SA, 7.75%, 6/1/21
                                      (144A)                                               $    1,052,500
      3,805,000(m)            B/B3    Townsquare Radio LLC / Townsquare Radio,
                                      Inc., 9.0%, 4/1/19 (144A)                                 4,185,500
                                                                                           --------------
                                                                                           $    5,238,000
---------------------------------------------------------------------------------------------------------
                                      Cable -- 1.0%
EUR   1,200,000              B+/B1    Nara Cable Funding, Ltd., 8.875%, 12/1/18
                                      (144A)                                               $    1,802,032
      1,500,000(m)         B-/Caa1    Ono Finance II Plc, 10.875%, 7/15/19 (144A)               1,672,500
EUR     350,000            B-/Caa1    Ono Finance II Plc, 11.125%, 7/15/19 (144A)                 541,264
                                                                                           --------------
                                                                                           $    4,015,796
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 2.4%
      2,765,000(m)           B-/B3    AMC Entertainment, Inc., 9.75%, 12/1/20              $    3,186,662
      1,400,000(m)           B-/B2    Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                1,491,000
      1,900,000          CCC+/Caa1    Production Resource Group, Inc., 8.875%,
                                      5/1/19                                                    1,510,500
      3,575,000             B/Caa1    WMG Acquisition Corp., 6.75%, 4/15/22
                                      (144A)                                                    3,597,344
                                                                                           --------------
                                                                                           $    9,785,506
---------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.7%
        400,000(m)            B/B3    Interactive Data Corp., 10.25%, 8/1/18               $      432,500
      2,200,000(g)(m)        B-/B3    MPL 2 Acquisition Canco, Inc., 9.875%,
                                      8/15/18 (144A)                                            2,332,000
                                                                                           --------------
                                                                                           $    2,764,500
                                                                                           --------------
                                      Total Media                                          $   21,803,802
---------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 1.4%
                                      Biotechnology -- 1.4%
      1,400,000               B/B3    ConvaTec Healthcare E SA, 10.5%, 12/15/18
                                      (144A)                                               $    1,557,500
      4,104,000(m)         B-/Caa2    Lantheus Medical Imaging, Inc., 9.75%,
                                      5/15/17                                                   4,083,480
                                                                                           --------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                        $    5,640,980
---------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.8%
                                      Diversified Real Estate Activities -- 0.1%
        330,000              B+/B1    Alam Synergy Pte, Ltd., 9.0%, 1/29/19
                                      (144A)                                               $      340,725
---------------------------------------------------------------------------------------------------------
                                      Diversified REIT's -- 0.4%
      1,500,000(m)           B/Ba3    CNL Lifestyle Properties, Inc., 7.25%,
                                      4/15/19                                              $    1,575,000
---------------------------------------------------------------------------------------------------------
                                      Mortgage REITs -- 0.3%
      1,225,000              NR/NR    NorthStar Realty Finance Corp., 3.0%,
                                      9/30/14                                              $    1,222,795
                                                                                           --------------
                                      Total Real Estate                                    $    3,138,520
---------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.2%
                                      Speciality Stores -- 0.2%
        685,000               B/B3    Radio Systems Corp., 8.375%, 11/1/19
                                      (144A)                                               $      758,638
                                                                                           --------------
                                      Total Retailing                                      $      758,638
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 29

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 0.8%
                                      Semiconductors -- 0.8%
      3,250,000(m)            B/B2    Advanced Micro Devices, Inc., 7.5%, 8/15/22          $    3,217,500
CNH   1,000,000(d)           NR/NR    LDK Solar Co., Ltd., 10.0%, 2/28/14                          26,760
                                                                                           --------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                              $    3,244,260
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 3.4%
                                      Application Software -- 0.2%
        955,000              B-/B3    Interface Security Systems Holdings, Inc. /
                                      Interface Security Systems LLC, 9.25%,
                                      1/15/18 (144A)                                       $      955,000
---------------------------------------------------------------------------------------------------------
                                      Data Processing &
                                      Outsourced Services -- 1.9%
      1,783,000(m)         B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)              $    1,934,555
        650,000            B-/Caa1    First Data Corp., 10.625%, 6/15/21                          731,250
      1,783,000(m)         B-/Caa1    First Data Corp., 12.625%, 1/15/21                        2,121,770
      1,157,963(e)(m)        NR/NR    First Data Holdings, Inc., 14.5%, 9/24/19
                                      (144A)                                                    1,088,485
      1,650,000(e)(m)      B-/Caa1    Igloo Holdings Corp., 8.25%, 12/15/17 (144A)              1,689,188
                                                                                           --------------
                                                                                           $    7,565,248
---------------------------------------------------------------------------------------------------------
                                      Systems Software -- 1.3%
      5,509,397(e)(g)        NR/NR    Pegasus Solutions, Inc., 13.0%, 4/15/14
                                      (144A)                                               $    5,233,927
                                                                                           --------------
                                      Total Software & Services                            $   13,754,175
---------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE &
                                      EQUIPMENT -- 0.8%
                                      Communications Equipment -- 0.7%
      1,350,000(e)(m)         B/B3    CommScope Holding Co., Inc. , 6.625%,
                                      6/1/20 (144A)                                        $    1,427,625
      1,500,000          CCC+/Caa1    CPI International, Inc., 8.0%, 2/15/18                    1,548,750
                                                                                           --------------
                                                                                           $    2,976,375
---------------------------------------------------------------------------------------------------------
                                      Electronic Equipment & Instruments -- 0.1%
        350,000(m)          BB-/B1    Viasystems, Inc., 7.875%, 5/1/19 (144A)              $      377,125
                                                                                           --------------
                                      Total Technology Hardware & Equipment                $    3,353,500
---------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 2.2%
                                      Alternative Carriers -- 0.1%
        600,000              NR/WR    PAETEC Holding Corp., 9.875%, 12/1/18                $      658,500
---------------------------------------------------------------------------------------------------------
                                      Integrated Telecommunication Services -- 1.7%
      3,539,000          CCC+/Caa1    Cincinnati Bell, Inc., 8.75%, 3/15/18                $    3,702,679
      1,400,000(m)         BB-/Ba2    Frontier Communications Corp., 7.625%,
                                      4/15/24                                                   1,463,000

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Integrated Telecommunication
                                      Services -- (continued)
      1,650,000(m)           B+/B3    GCI, Inc., 6.75%, 6/1/21                             $    1,670,625
                                                                                           --------------
                                                                                           $    6,836,304
---------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 0.4%
        300,000              B-/B3    Altice Finco SA, 8.125%, 1/15/24 (144A)              $      323,250
        400,000              NR/NR    Unison Ground Lease Funding LLC, 5.78%,
                                      3/15/20 (144A)                                              382,646
        725,000(m)          BB/Ba3    Vimpel Communications Via VIP Finance
                                      Ireland, Ltd. OJSC, 9.125%, 4/30/18 (144A)                  793,875
                                                                                           --------------
                                                                                           $    1,499,771
                                                                                           --------------
                                      Total Telecommunication Services                     $    8,994,575
---------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 2.5%
                                      Airlines -- 0.3%
        500,000              B-/NR    Gol Finance, 9.25%, 7/20/20 (144A)                   $      485,000
        600,000(m)            B/B2    United Continental Holdings, Inc., 6.375%,
                                      6/1/18                                                      647,250
                                                                                           --------------
                                                                                           $    1,132,250
---------------------------------------------------------------------------------------------------------
                                      Marine -- 0.1%
        295,000              B+/B3    Navios South American Logistics, Inc./Navios
                                      Logistics Finance US, Inc., 9.25%, 4/15/19           $      315,650
---------------------------------------------------------------------------------------------------------
                                      Railroads -- 0.3%
      1,179,745(e)        CCC/Caa3    Florida East Coast Holdings Corp., 10.5%,
                                      8/1/17                                               $    1,213,663
---------------------------------------------------------------------------------------------------------
                                      Trucking -- 1.8%
      3,500,000(m)           B-/B2    Jack Cooper Holdings Corp., 9.25%, 6/1/20
                                      (144A)                                               $    3,815,000
      1,375,000(m)           B+/B1    Swift Services Holdings, Inc., 10.0%,
                                      11/15/18                                                  1,510,781
      2,000,000          CCC+/Caa1    Syncreon Group BV / Syncreon Global Finance
                                      US, Inc., 8.625%, 11/1/21 (144A)                          2,085,000
                                                                                           --------------
                                                                                           $    7,410,781
                                                                                           --------------
                                      Total Transportation                                 $   10,072,344
---------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 1.5%
                                      Electric Utilities -- 0.9%
        310,000            NR/Caa3    Empresa Distrbuidora Y Comercializadora
                                      Norte, 9.75%, 10/25/22 (144A)                        $      194,525
      1,010,000(c)(m)      BB+/Ba1    Enel SpA, 8.75%, 9/24/73 (144A)                           1,133,321
        885,000            CCC+/B3    Energy Future Intermediate Holding Co.,
                                      LLC / EFIH Finance, Inc., 10.25%, 12/1/20
                                      (144A)                                                      932,569
      1,000,000(m)       BBB-/Baa3    PNM Resources, Inc., 9.25%, 5/15/15                       1,092,510

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 31

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Electric Utilities -- (continued)
        350,000          CCC-/Caa3    Texas Competitive Electric Holdings Co.,
                                      LLC / TCEH Finance, Inc., 11.5%, 10/1/20
                                      (144A)                                               $      268,625
                                                                                           --------------
                                                                                           $    3,621,550
---------------------------------------------------------------------------------------------------------
                                      Multi-Utilities -- 0.6%
      2,704,905              NR/NR    Ormat Funding Corp., 8.25%, 12/30/20                 $    2,610,233
                                                                                           --------------
                                      Total Utilities                                      $    6,231,783
---------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost $404,323,516)                                  $  429,314,499
---------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE BONDS & NOTES --
                                      5.2% of Net Assets
                                      CAPITAL GOODS -- 1.0%
                                      Construction & Farm Machinery &
                                      Heavy Trucks -- 1.0%
      2,625,000(m)           B-/NR    Meritor, Inc., 7.875%, 3/1/26                        $    4,006,406
                                                                                           --------------
                                      Total Capital Goods                                  $    4,006,406
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.1%
                                      Asset Management & Custody Banks -- 0.1%
        400,000             BBB/NR    Apollo Investment Corp., 5.75%, 1/15/16              $      424,500
                                                                                           --------------
                                      Total Diversified Financials                         $      424,500
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 1.4%
                                      Coal & Consumable Fuels -- 0.5%
      1,905,000            CCC+/NR    Massey Energy Co., 3.25%, 8/1/15                     $    1,899,047
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 0.6%
      2,265,000(b)(m)        NR/NR    Hercules Offshore, Inc., 0.0%, 6/1/38                $    2,259,338
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 0.3%
      1,340,000(m)         BB-/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37               $    1,363,450
                                                                                           --------------
                                      Total Energy                                         $    5,521,835
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE -- 0.2%
                                      Biotechnology -- 0.2%
      1,400,000(m)           NR/NR    Corsicanto, Ltd., 3.5%, 1/15/32                      $      968,625
                                                                                           --------------
                                      Total Health Care                                    $      968,625
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT &
                                      SERVICES -- 1.1%
                                      Health Care Equipment & Services -- 0.8%
      2,837,000(b)           B+/NR    Hologic, Inc., 2.0%, 12/15/37                        $    3,243,046
---------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.2%
        780,000               B/NR    LifePoint Hospitals, Inc., 3.5%, 5/15/14             $      828,750
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.1%
        361,000              B+/B2    Omnicare, Inc., 3.25%, 12/15/35                      $      385,367
                                                                                           --------------
                                      Total Health Care Equipment & Services               $    4,457,163
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.8%
                                      Diversified Chemicals -- 0.8%
      4,000,000(k)           B+/NR    Hercules, Inc., 6.5%, 6/30/29                        $    3,447,500
                                                                                           --------------
                                      Total Materials                                      $    3,447,500
---------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.5%
                                      Movies & Entertainment -- 0.5%
      1,832,000(m)            B/NR    Live Nation Entertainment, Inc., 2.875%,
                                      7/15/27                                              $    1,859,480
                                                                                           --------------
                                      Total Media                                          $    1,859,480
---------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 0.1%
                                      Semiconductors -- 0.1%
        750,000              NR/NR    ReneSola, Ltd., 4.125%, 3/15/18 (144A)               $      592,031
         42,000(d)(g)        NR/NR    Suntech Power Holdings Co., Ltd., 3.0%,
                                      3/15/13                                                       4,200
                                                                                           --------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                              $      596,231
---------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE BONDS & NOTES
                                      (Cost $17,139,831)                                   $   21,281,740
---------------------------------------------------------------------------------------------------------
                                      SOVEREIGN DEBT OBLIGATIONS --
                                      0.8% OF NET ASSETS
                                      Argentina -- 0.3%
      1,200,000          CCC+/Caa2    City of Buenos Aires, 12.5%, 4/6/15 (144A)           $    1,248,000
---------------------------------------------------------------------------------------------------------
                                      Russia -- 0.5%
      1,589,200(b)        BBB/Baa1    Russian Government International Bond, 7.5%,
                                      3/31/30                                              $    1,807,715
---------------------------------------------------------------------------------------------------------
                                      TOTAL SOVEREIGN DEBT OBLIGATIONS
                                      (Cost $2,336,197)                                    $    3,055,715
---------------------------------------------------------------------------------------------------------
                                      TAX EXEMPT OBLIGATIONS --
                                      2.8% of Net Assets
                                      New York -- 0.8%
      3,475,000              BB/B2    New York City Industrial Development Agency
                                      Revenue, 7.625%, 12/1/32                             $    3,492,410
---------------------------------------------------------------------------------------------------------
                                      North Carolina -- 2.0%
      1,670,000              NR/NR    Charlotte North Carolina Special Facilities
                                      Revenue, 7.75%, 2/1/28                               $    1,671,853
      6,300,000              NR/NR    Charlotte Special Facilities Revenue, 5.6%,
                                      7/1/27                                                    6,299,685
                                                                                           --------------
                                                                                           $    7,971,538
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 33

---------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Rating
USD ($)                (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                      TOTAL TAX EXEMPT OBLIGATIONS
                                      (Cost $7,941,734)                                    $   11,463,948
---------------------------------------------------------------------------------------------------------
                                      MUNICIPAL COLLATERALIZED DEBT
                                      OBLIGATION -- 0.2% of Net Assets
      3,300,000(c)(g)        NR/NR    Non-Profit Preferred Funding Trust I, 0.0%,
                                      9/15/37 (144A)                                       $      701,448
---------------------------------------------------------------------------------------------------------
                                      TOTAL MUNICIPAL COLLATERALIZED
                                      DEBT OBLIGATION
                                      (Cost $3,293,636)                                    $      701,448
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 2.5% of Net Assets
                                      CAPITAL GOODS -- 0.2%
                                      Building Products -- 0.2%
            894(g)(h)(l)              Panolam Holdings Co.                                 $      700,002
                                                                                           --------------
                                      Total Capital Goods                                  $      700,002
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.0%
                                      Oil & Gas Exploration & Production -- 0.0%
          4,444(l)                    Halcon Resources Corp.                               $       19,243
                                                                                           --------------
                                      Total Energy                                         $       19,243
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.3%
                                      Diversified Metals & Mining -- 0.3%
          3,402                       Freeport-McMoRan Copper & Gold, Inc. Class B         $      112,504
         11,145                       Lyondell Basell Industries NV, Class A                      991,236
                                                                                           --------------
                                                                                           $    1,103,740
                                                                                           --------------
                                      Total Materials                                      $    1,103,740
---------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.2%
                                      Pharmaceuticals -- 0.2%
         17,818                       Teva Pharmaceutical Industries, Ltd. (A.D.R.)        $      941,503
                                                                                           --------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                        $      941,503
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.0%
                                      Systems Software -- 0.0%
         10,942(g)(l)                 Perseus Holding Corp.                                $       27,355
                                                                                           --------------
                                      Total Software & Services                            $       27,355
---------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 1.8%
                                      Air Freight & Logistics -- 1.0%
          3,266(l)                    CEVA Holdings LLC                                    $    4,082,175
---------------------------------------------------------------------------------------------------------
                                      Airlines -- 0.6%
         71,109                       Delta Air Lines, Inc.                                $    2,463,927
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/14

---------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
---------------------------------------------------------------------------------------------------------
                                      Marine -- 0.2%
        877,784(g)(l)                 Horizon Lines, Inc., Class A                         $      649,560
                                                                                           --------------
                                      Total Transportation                                 $    7,195,662
---------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $8,297,947)                                    $    9,987,505
---------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE PREFERRED STOCKS --
                                      0.7% of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.5%
                                      Other Diversified Financial Services -- 0.5%
          1,880(f)                    Bank of America Corp., 7.25                          $    2,151,115
                                                                                           --------------
                                      Total Diversified Financials                         $    2,151,115
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.2%
                                      Oil & Gas Exploration & Production -- 0.2%
          1,100(f)(l)                 Halcon Resources Corp., 5.75                         $      898,150
                                                                                           --------------
                                      Total Energy                                         $      898,150
---------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE PREFERRED STOCKS
                                      (Cost $2,164,242)                                    $    3,049,265
---------------------------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 2.8% of
                                      Net Assets
                                      BANKS -- 0.7%
                                      Diversified Banks -- 0.7%
          3,000(c)(f)                 AgStar Financial Services ACA, 6.75                  $    2,989,500
                                                                                           --------------
                                      Total Banks                                          $    2,989,500
---------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.9%
                                      Other Diversified Financial Services -- 0.9%
        132,750(c)                    GMAC Capital Trust I, 8.125                          $    3,624,075
                                                                                           --------------
                                      Total Diversified Financials                         $    3,624,075
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.2%
                                      Oil & Gas Storage & Transportation -- 0.2%
         33,350(c)                    NuStar Logistics LP, 7.625                           $      893,780
                                                                                           --------------
                                      Total Energy                                         $      893,780
---------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.9%
                                      Reinsurance -- 0.9%
        539,984(g)(l)                 Altair Re, 0.0                                       $      607,266
        840,000(g)(l)                 Altair Re II, Ltd., 0.0                                     854,616
          8,500(g)(l)                 Lorenz Re, Ltd., 0.0                                      1,020,000
        950,000(g)(l)                 Pangaea Re, 0.0                                           1,045,171
                                                                                           --------------
                                                                                           $    3,527,053
                                                                                           --------------
                                      Total Insurance                                      $    3,527,053
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 35

---------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
---------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.1%
                                      Systems Software -- 0.1%
          5,745(g)(l)                 Perseus Holding Corp., 14.0                          $      471,090
                                                                                           --------------
                                      Total Software & Services                            $      471,090
---------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $10,333,218)                                   $   11,505,498
---------------------------------------------------------------------------------------------------------
                                      RIGHTS/WARRANTS -- 0.0% of
                                      Net Assets
                                      AUTOMOBILES & COMPONENTS -- 0.0%
                                      Auto Parts & Equipment -- 0.0%
            344(l)                    Lear Corp., Expires 11/9/14                          $       57,589
                                                                                           --------------
                                      Total Automobiles & Components                       $       57,589
---------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.0%
                                      Oil & Gas Equipment & Services -- 0.0%
            650(g)(l)                 Green Field Energy Services, Inc., Expires
                                      11/15/21 (144A)                                      $          656
                                                                                           --------------
                                      Total Energy                                         $          656
---------------------------------------------------------------------------------------------------------
                                      TOTAL RIGHTS/WARRANTS
                                      (Cost $42,352)                                       $       58,245
---------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SECURITIES -- 129.5%
                                      (Cost -- $492,512,472) (n)(o)                        $  527,098,114
---------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES -- (29.5)%              $ (120,214,575)
---------------------------------------------------------------------------------------------------------
                                      NET ASSETS APPLICABLE TO
                                      COMMON SHAREOWNERS -- 100.0%                         $  406,883,539
---------------------------------------------------------------------------------------------------------

REIT    Real Estate Investment Trust.

NR      Security not rated by S&P or Moody's.

WR      Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2014, the value of these securities amounted to $238,739,168, or 58.7% of total net assets applicable to common shareowners.

+       Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2014.

(a)     Floating rate note. The rate shown is the coupon rate at March 31, 2014.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2014.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/14

(c) The interest rate is subject to change periodically. The interest is shown is the rate at March 31, 2014.

(d)     Security is in default and is non income producing.

(e) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(f)     Security is perpetual in nature and has no stated maturity date.

(g) Indicates a security that has been deemed as illiquid. As of March 31, 2014 the aggregate cost of illiquid securities in the Trust's portfolio was $25,836,596. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $18,203,986 represented 4.5% of total net assets applicable to common shareowners.

(h) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

(i)     The company is scheduled for approval of a reorganization plan.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k)     Security is priced as a unit.

(l)     Non-income producing.

(m) Denotes security pledged and segregated as collateral for the margin-loan financing agreement. See Notes to Financial Statements --
        Note 10.

(n) At March 31, 2014, the net unrealized appreciation on investments based on cost for federal tax purposes of $494,414,432 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                       $   52,242,968

        Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                          (19,559,286)
                                                                                           --------------
        Net unrealized depreciation                                                        $   32,683,682
                                                                                           ==============

For financial reporting purposes net unrealized appreciation on investments was $34,585,642 and cost of investments aggregated $492,512,472.

(o) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

        United States                                                                               77.1%
        Canada                                                                                       3.5
        Luxembourg                                                                                   2.9
        Cayman Islands                                                                               2.2
        Netherlands                                                                                  2.4
        Ireland                                                                                      1.9
        United Kingdom                                                                               1.4
        Other (individually less than 1%)                                                            8.6
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2014 aggregated $157,204,535 and $165,832,790, respectively.

Glossary of Terms:

(A.D.R.) American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -- Euro

CNH -- New Chinese Yuan

GBP -- Great British Pound

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 37

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------
                                                                          Premiums    Net Unrealized
Notional                          Obligation                Expiration    Received    Appreciation
Principal ($)(1)   Counterparty   Entity/Index    Coupon    Date          (Paid)      (Depreciation)
---------------------------------------------------------------------------------------------------------
2,000,000          JPMorgan       Goodyear Tire
                   Chase & Co.    & Rubber Co.    5.00%     12/20/17      $(65,000)   $337,415
---------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.) Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments).

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments).

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) as level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/14

The following is a summary of the inputs used as of March 31, 2014, in valuing the Trust's investments.

---------------------------------------------------------------------------------------------------------
                                   Level 1             Level 2             Level 3          Total
---------------------------------------------------------------------------------------------------------
Asset Backed Securities            $           --        $  5,629,980      $         --     $   5,629,980
Collateralized Mortgage
   Obligations                                 --           6,295,279                --         6,295,279
Senior Secured Floating
   Rate Loan Interests                         --          24,754,992                --        24,754,992
Corporate Bonds & Notes
Diversified Financials
   Other Diversified
       Financial Services                      --                  --         1,748,033         1,748,033
Materials
   Diversified Metals
       & Mining                                --           6,274,225           626,708         6,900,933
Insurance
   Reinsurance                                 --          15,313,345         1,470,812        16,784,157
   All Other                                   --         403,881,376                --       403,881,376
Convertible Bonds & Notes                      --          21,281,740                --        21,281,740
Sovereign Debt Obligations                     --           3,055,715                --         3,055,715
Tax Exempt Obligations                         --          11,463,948                --        11,463,948
Municipal Collateralized
   Debt Obligation                             --             701,448                --           701,448
Common Stocks
Transportation
   Air Freight & Logistics                     --           4,082,175                --         4,082,175
Capital Goods
   Building Products                           --                  --           700,002           700,002
Software & Services
   Systems Software                            --              27,355                --            27,355
   All Other                            5,177,973                  --                --         5,177,973
Convertible Preferred Stocks
Energy
   Oil & Gas Exploration
       & Production                            --             898,150                --           898,150
   All Other                            2,151,115                  --                --         2,151,115
Preferred Stocks
Insurance
   Reinsurance                                 --                  --         3,527,053         3,527,053
Banks
   Diversified Banks                           --           2,989,500                --         2,989,500
Software & Services
   Systems Software                            --             471,090                --           471,090
   All Other                            4,517,855                  --                --         4,517,855
Rights/Warrants
Energy
   Oil & Gas Equipment
       & Services                              --                 656                --               656
   All Other                               57,589                  --                --            57,589
---------------------------------------------------------------------------------------------------------
Total Investments
   in Securities                   $   11,904,532      $  507,120,974      $  8,072,608     $ 527,098,114
=========================================================================================================
Other Financial Instruments
Credit Default Swap
   Agreements                      $           --      $      337,415      $         --     $     337,415
Forward Foreign
   Currency Contracts                          --            (361,034)               --          (361,034)
---------------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                     $           --      $      (23,619)     $         --     $     (23,619)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 39

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                         Change in
                   Balance     Realized  Unrealized                                   Accrued     Transfers  Transfers  Balance
                   as of       gain      appreciation                                 discounts/  in to      out of     as of
                   3/31/13     (loss)(1) (depreciation)(2) Purchases    Sales         premiums    Level 3*   Level 3*   3/31/14
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
 & Notes
Diversified
 Financials
 Other Diversified
     Financial
     Services      $ 1,772,245 $      -- $        (24,673) $        --  $         --  $      461  $       -- $      --  $ 1,748,033
Materials
 Diversified
     Metals &
     Mining                 --        --          (16,070)     642,778            --          --          --        --      626,708
Insurance
 Reinsurance                --     4,524          221,030    1,210,500    (1,450,000)     (1,062)  1,485,820        --    1,470,812
Common
 Stocks
Capital Goods
 Building
     Products          522,096        --          177,906           --            --          --          --        --      700,002
Preferred Stocks
Insurance
 Reinsurance                --        --          350,009    3,837,060      (660,016)         --          --        --    3,527,053
-----------------------------------------------------------------------------------------------------------------------------------
Total              $ 2,294,341 $   4,524 $        708,202  $ 5,690,338  $ (2,110,016) $     (601) $1,485,820 $      --  $ 8,072,608
-----------------------------------------------------------------------------------------------------------------------------------

*    Transfers are calculated on the beginning of period value.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 03/31/14: 708,202.

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Annual Report | 3/31/14

Statement of Assets and Liabilities | 3/31/14

ASSETS:
  Investments in securities, at value (cost $492,512,472)                             $527,098,114
  Cash                                                                                  24,648,547
  Foreign currencies, at value(cost $6,269,390)                                          6,146,286
  Receivables --
     Investment securities sold                                                            853,750
     Interest receivable                                                                10,688,486
     Dividends receivable                                                                   49,968
     Unrealized appreciation on credit default swaps                                       337,415
  Reinvestment of distributions                                                            344,207
---------------------------------------------------------------------------------------------------
        Total assets                                                                  $570,166,773
---------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Margin Loan Financing                                                            $151,000,000
     Investment securities purchased                                                    11,205,927
   Due to affiliates                                                                       257,096
   Administration fee payable                                                                1,974
   Net unrealized depreciation on forward foreign currency contracts                       361,034
   Interest expense payable                                                                 70,477
   Credit default swaps, premiums received                                                  65,000
   Due to broker                                                                           200,000
   Accrued expenses                                                                        121,726
---------------------------------------------------------------------------------------------------
        Total liabilities                                                             $163,283,234
---------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                                     $408,873,646
  Undistributed net investment income                                                    9,468,075
  Accumulated net realized loss on investments, credit default
     swaps and foreign currency transactions                                           (45,898,328)
  Net unrealized appreciation on investments                                            34,585,642
  Net unrealized appreciation on credit default swaps                                      337,415
  Net unrealized depreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies                   (482,911)
---------------------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                                      $406,883,539
===================================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $406,883,539/28,679,504 common shares                                   $      14.19
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 41

Statement of Operations

For the Year Ended 3/31/14

INVESTMENT INCOME:
  Interest                                                           $ 45,518,251
  Dividends (net of foreign taxes withheld $6,294)                        739,600
  Facility and other fees                                                 795,331
---------------------------------------------------------------------------------------------------
          Total Investment income                                                     $ 47,053,182
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  3,309,729
  Administrative reimbursements                                           126,994
  Transfer agent fees and expenses                                         34,397
  Shareholder communications expense                                       13,705
  Auction agent fees                                                      369,407
  Custodian fees                                                           22,800
  Professional fees                                                       107,080
  Printing expenses                                                        25,280
  Trustees' fees                                                           17,200
  Pricing fees                                                             23,500
  Miscellaneous                                                            62,050
---------------------------------------------------------------------------------------------------
      Net operating expenses                                                          $  4,112,142
---------------------------------------------------------------------------------------------------
      Interest expense                                                                $     70,477
---------------------------------------------------------------------------------------------------
      Net operating expenses and interest expense                                     $  4,182,619
---------------------------------------------------------------------------------------------------
        Net investment income                                                         $ 42,870,563
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
      Investments                                                    $ (2,589,283)
      Credit default swaps                                                550,484
      Forward foreign currency contracts and other assets and
          liabilities denominated in foreign currencies                  (202,604)    $ (2,241,403)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
      Investments                                                    $  5,367,229
      Credit default swaps                                                 (1,604)
      Forward foreign currency contracts and other assets and
          liabilities denominated in foreign currencies                  (434,624)    $  4,931,001
---------------------------------------------------------------------------------------------------
  Net gain on investments                                                             $  2,689,598
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                                $   (147,163)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $ 45,412,998
===================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/14

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                   Year              Year
                                                                   Ended             Ended
                                                                   3/31/14           3/31/13
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  42,870,563     $  50,114,370
Net realized gain (loss) on investments, credit default
   swaps and foreign currency transactions                            (2,241,403)        3,889,471
Change in unrealized appreciation (depreciation) on
   investments, credit default swaps and foreign
   currency transactions                                               4,931,001        14,394,668
Distributions to preferred shareowners from net
   investment income                                                    (147,163)         (238,251)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations         $  45,412,998     $  68,160,258
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed
   net investment income ($1.65 and $1.65 per
   share, respectively)                                            $ (47,096,627)    $ (46,710,842)
---------------------------------------------------------------------------------------------------
      Total distributions to common shareowners                    $ (47,096,627)    $ (46,710,842)
---------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                      $   4,068,896     $   3,531,089
---------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions                    $   4,068,896     $   3,531,089
---------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to
      common shareowners                                           $   2,385,267     $  24,980,505
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                    404,498,272       379,517,767
---------------------------------------------------------------------------------------------------
End of year                                                        $ 406,883,539     $ 404,498,272
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $   9,468,075     $  15,645,598
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 43

Statement of Cash Flows

For the Year Ended March 31, 2014

Cash Flows From Operating Activities
   Net increase in net assets resulting from operations (excluding
       preferred distributions)                                                   $     45,560,161
---------------------------------------------------------------------------------------------------
Adjustment to reconcile Net Investment Income to Net Cash
   and Foreign Currency From Operating Activities
Purchase of investments securities                                                $ (2,631,019,164)
Proceeds from disposition of investment securities                                   2,656,876,589
Net accretion and amortization of discount/premium on corporate
   debt obligations and short term investments                                          (3,384,950)
Net payments on swap premiums                                                              (46,875)
Decrease in receivable for investments sold                                              1,047,691
Increase in payable for investments purchased                                            1,110,564
Decrease in interest                                                                     2,036,177
Increase in dividend receivable                                                             (1,236)
Increase in reinvestment of distributions                                                  (46,233)
Decrease in miscellaneous assets                                                           112,923
Decrease in due to affiliates                                                                1,109
Increase in due to Administration fee payable                                              (31,221)
Increase in due to broker                                                                  (90,000)
Increase in due to custodian                                                            (1,725,335)
Decrease in accrued expenses                                                               (18,067)
Decrease in interest expense payable                                                        70,477
Change in unrealized appreciation of investments                                        (5,367,229)
Fluctuations on foreign exchange contracts depreciation from currency                     (123,104)
Change in unrealized depreciation of credit default swaps                                    1,604
Change in unrealized depreciation of foreign currency contracts and
   other foreign denominated currencies                                                    434,624
Net realized gain on investments                                                         2,589,283
---------------------------------------------------------------------------------------------------
   Net cash and foreign currency provided by operating activities                 $     67,987,788
---------------------------------------------------------------------------------------------------
Cash flows Used Financing Activities:
---------------------------------------------------------------------------------------------------
Distributions to preferred shares                                                 $       (147,163)
---------------------------------------------------------------------------------------------------
Redemption of preferred shares                                                        (151,007,996)
---------------------------------------------------------------------------------------------------
Margin Loan Financing                                                                  151,000,000
---------------------------------------------------------------------------------------------------
Cash dividends paid to common shareholders                                             (47,096,627)
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                                            4,068,896
---------------------------------------------------------------------------------------------------
   Net cash flow used in financing activities                                     $    (43,182,890)
---------------------------------------------------------------------------------------------------
Cash and Foreign Currency
   Beginning of the year                                                          $      5,989,935
---------------------------------------------------------------------------------------------------
   End of year                                                                    $     30,794,833
---------------------------------------------------------------------------------------------------
Cash Flow Information
   Cash paid for interest                                                         $             --
===================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year           Year
                                                                Year        Year       Ended          Ended          Year
                                                                Ended       Ended      3/31/12        3/31/11        Ended
                                                                3/31/14     3/31/13    (Consolidated) (Consolidated) 3/31/10
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                            $  14.23    $  13.45   $  14.33       $  13.23       $   7.07
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                        $   1.50    $   1.74   $   1.70       $   1.68       $   1.65
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.12        0.70      (0.92)          1.09           6.17
------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                           (0.01)      (0.01)     (0.01)         (0.02)         (0.01)
------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                         $   1.61    $   2.43   $   0.77       $   2.75       $   7.81
------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                            (1.65)*     (1.65)     (1.65)         (1.65)         (1.65)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.04)   $   0.78   $  (0.88)      $   1.10       $   6.16
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                               $  14.19    $  14.23   $  13.45       $  14.33       $  13.23
------------------------------------------------------------------------------------------------------------------------------
Market value, end of period(b)                                  $  17.83    $  16.97   $  16.66       $  16.55       $  15.38
==============================================================================================================================
Total return at market value(c)                                    16.24%      12.65%     11.53%         20.12%        119.69%
Ratios to average net assets of common shareowners:
   Total expenses (d)                                               1.04%       1.08%      1.05%          1.11%          1.23%
   Net investment income before preferred share distributions      10.70%      13.03%     12.66%         12.43%         14.92%
   Preferred share distributions                                    0.04%       0.06%      0.05%          0.12%          0.13%
   Net investment income available to common shareowners           10.66%      12.97%     12.61%         12.31%         14.79%
Portfolio turnover                                                    30%         27%        24%            10%            15%
Net assets of common shareowners, end of period (in thousands)  $406,884    $404,498   $379,518       $401,348       $367,087

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/14 45

------------------------------------------------------------------------------------------------------------------------------
                                                                                Year                Year
                                                     Year           Year        Ended               Ended            Year
                                                     Ended          Ended       3/31/12             3/31/11          Ended
                                                     3/31/14        3/31/13     (Consolidated)      (Consolidated)   3/31/10
------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)          $        --    $151,000    $151,000            $151,000         $151,000
Asset coverage per preferred share, end of period    $        --    $ 91,971    $ 87,835            $ 91,450         $ 85,777
Average market value per preferred share (e)         $        --    $ 25,000    $ 25,000            $ 25,000         $ 25,000
Liquidation value, including dividends payable,
   per preferred share                               $        --    $ 25,001    $ 25,001            $ 25,001         $ 25,001
==============================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Trust | Annual Report | 3/31/14

Notes to Financial Statements | 3/31/14

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and

                          Pioneer High Income Trust | Annual Report | 3/31/14 47 asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities and senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2014, three securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.8% of net assets applicable to common shareowners. The value of these fair valued securities are $3,074,743.

     Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

48 Pioneer High Income Trust | Annual Report | 3/31/14

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2014, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                          Pioneer High Income Trust | Annual Report | 3/31/14 49

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2013, the Trust reclassified $1,804,296 to decrease undistributed net investment income, $1,804,294 to decrease net realized loss on investments, credit default swaps and foreign currency transactions and $2 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At March 31, 2014, the Trust was permitted to carryforward indefinitely $50,381 of short-term capital losses and $1,657,658 of long-term capital losses without limitation. Additionally, at March 31, 2014, the Trust had a net capital loss carryforward of $44,553,197 of which the following amounts will expire between 2018 and 2019 if not utilized: $42,435,787 in 2018 and $2,117,410 in 2019.

     The Trust elected to defer $288,512 of capital losses recognized between November 1, 2013 and March 31, 2014 to its fiscal year ending March 31, 2015.

     The tax character of distributions paid to shareowners during the years ended March 31, 2014 and March 31, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                           2014             2013
     ---------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                               $47,243,790       $46,949,093
     ---------------------------------------------------------------------------
          Total                                    $47,243,790       $46,949,093
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2014.

     ---------------------------------------------------------------------------
                                                                           2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 13,520,971
     Capital loss carryforward                                      $(46,261,236)
     Post-October loss deferred                                         (288,512)
     Unrealized appreciation                                          31,038,670
     ---------------------------------------------------------------------------
          Total                                                     $ (1,990,107)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax

50 Pioneer High Income Trust | Annual Report | 3/31/14 differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and other book/tax temporary differences.

E.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in

                          Pioneer High Income Trust | Annual Report | 3/31/14 51 administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which

52 Pioneer High Income Trust | Annual Report | 3/31/14 would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Open credit default swap contracts at March 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended March 31, 2014 was $79,423.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which

                          Pioneer High Income Trust | Annual Report | 3/31/14 53
shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2014, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.83% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2014, $269,255 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2014, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At March 31, 2014, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended March 31, 2014 was $7,070,870.

54 Pioneer High Income Trust | Annual Report | 3/31/14

Open foreign currency contracts at March 31, 2014, were as follows:

--------------------------------------------------------------------------------------------
              Net                                                             Net
              Contracts          In                                           Unrealized
              to Receive/        Exchange        Settlement                   Appreciation/
Currency      (Deliver)          for US$         Date          US$ Value      (Depreciation)
--------------------------------------------------------------------------------------------
EUR           (1,400,000)        $(1,932,756)    04/24/14      $(1,928,688)    $    4,068
EUR           (1,500,000)         (1,991,659)    04/24/14       (2,066,452)       (74,793)
EUR           (3,694,000)         (4,814,069)    04/24/14       (5,088,982)      (274,913)
GBP           (1,500,688)         (2,478,228)    03/30/15       (2,493,624)       (15,396)
--------------------------------------------------------------------------------------------
   Total                                                                       $ (361,034)
============================================================================================

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities as of March 31, 2014.

--------------------------------------------------------------------------------------------
Assets:
                              Gross
                              Amounts       Net            Gross Amounts Not Offset
                              Offset        Amounts of      in the Statement of
                              in the        Assets         Assets and Liabilities
                 Gross        Statement     Presented     --------------------------
                 Amounts of   of Assets     In the                     Cash
                 Recognized   and           Assets and    Financial    Collateral   Net
Description      Assets       Liabilities   Liabilities   Instruments  Received     Amount
--------------------------------------------------------------------------------------------
Credit default
   swaps         $337,415     $    --       $337,415      $ --         $ --         $337,415
Forward
   Foreign
   Currency
   Contracts     $ 4,068      $(4,068)      $     --      $ --         $ --         $  4,068
--------------------------------------------------------------------------------------------
                 $341,483     $(4,068)      $337,415      $ --         $ --         $341,483
============================================================================================

--------------------------------------------------------------------------------------------
Liabilities:
                              Gross
                              Amounts       Net            Gross Amounts Not Offset
                              Offset        Amounts of      in the Statement of
                              in the        Assets         Assets and Liabilities
                 Gross        Statement     Presented     --------------------------
                 Amounts of   of Assets     In the                     Cash
                 Recognized   and           Assets and    Financial    Collateral   Net
Description      Assets       Liabilities   Liabilities   Instruments  Received     Amount
--------------------------------------------------------------------------------------------
 Credit default
    swaps        $     --     $ --          $     --      $ --         $    --      $     --
 Forward
    Foreign
    Currency
    Contracts    $365,102     $ --          $365,102      $ --         $    --      $365,102
--------------------------------------------------------------------------------------------
                 $365,102     $ --          $365,102      $ --         $    --      $365,102
============================================================================================

                          Pioneer High Income Trust | Annual Report | 3/31/14 55

7. Unfunded Loan Commitments

As of March 31, 2014, the Trust had an no unfunded loan commitments.

The Trust had the following bridge loans outstanding at March 31, 2014.

--------------------------------------------------------------------------------------------
                                                                              Unrealized
                                                                              Appreciation
Borrower                              Par            Cost         Value       (Depreciation)
--------------------------------------------------------------------------------------------
Entegris, Inc, Bridge Loan            $ 830,000      $ 830,000    $ 830,000   $ --
Industrial Packaging Corp.,
   Bridge Loan                        1,595,000      1,595,000    1,595,000     --
============================================================================================

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended March 31, 2014 and March 31, 2013 were as follows:

--------------------------------------------------------------------------------------------
                                                            3/31/14                  3/31/13
--------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                   28,429,194              28,213,163
Reinvestment of distributions                                250,310                 216,031
--------------------------------------------------------------------------------------------
Shares outstanding at end of year                         28,679,504              28,429,194
============================================================================================

The Trust redeemed all outstanding Series W7 AMPS on March 13, 2013, all Series TH7 AMPS on March 14, 2014 and Series M7 AMPS on March 18, 2014. See Note 10 for additional information.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2014 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as        Assets Derivatives 2014        Liabilities Derivatives    2014
Hedging Instruments     --------------------------------------------------------------------
Under Accounting        Statement of Assets            Statement of Assets
Standards Codification  and Liabilities                and Liabilities
(ASC) 815               Location            Value      Location                   Value
--------------------------------------------------------------------------------------------
Forward foreign         Net unrealized                 Net unrealized
currency contracts      appreciation on                depreciation on
                        forward foreign                forward foreign
                        currency contracts  $   4,068  currency contracts         $(365,102)

Credit default swaps    Net unrealized                 Net unrealized
                        appreciation on                depreciation on
                        credit default                 credit default
                        swaps               $ 337,415  swaps                      $      --
--------------------------------------------------------------------------------------------
Total                                       $ 341,483                             $(365,102)
============================================================================================

56 Pioneer High Income Trust | Annual Report | 3/31/14

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2014 was as follows:

--------------------------------------------------------------------------------------------
                                                                             Change in
Derivatives Not                                                 Realized     Unrealized
Accounted for as                                                Gain or      Appreciation or
Hedging Instruments                                             (Loss) on    (Depreciation)
Under Accounting        Location of Gain or (Loss)              Derivatives  on Derivatives
Standards Codification  on Derivatives Recognized               Recognized   Recognized
(ASC) 815               in Income                               in Income    in Income
--------------------------------------------------------------------------------------------
Forward foreign         Net realized gain (loss) on
  currency contracts    forward foreign currency contracts
                        and other assets and liabilities
                        denominated in foreign currencies       $(166,983)

Forward foreign         Change in net unrealized
  currency contracts    appreciation (depreciation) on
                        forward foreign currency contracts
                        and other assets and liabilities
                        denominated in foreign currencies                    $(434,624)

Credit Default Swaps    Net realized gain (loss) on credit
                        default swaps                           $ 550,484

Credit Default Swaps    Change in unrealized appreciation
                        (depreciation) on credit default swaps               $  (1,604)

10. Redemption of AMPS

The Trust redeemed all of its outstanding auction market preferred shares ("AMPS") at the liquidation preference per share (sometimes referred to as "at par"), together with accrued and unpaid dividends, if any, as of the redemption date, as follows:

--------------------------------------------------------------------------------------------
                                                       Liquidation          Accrued and
            Shares            Redemption               Preference           Unpaid Dividends
Series      Outstanding       Date                     Per Share            Paid Per Share
--------------------------------------------------------------------------------------------
W           2,020             March 13, 2014           $25,000              $ --
TH          2,000             March 14, 2014           $25,000              $ --
M           2,020             March 18, 2014           $25,000              $ --
--------------------------------------------------------------------------------------------

The Trust continues to employ leverage for investment purposes through a margin loan financing agreement in the amount of $151,000,000 (see note 11). As of March 31, 2014, 27.1% of the Trust's total managed assets were financed by leverage through the margin loan financing agreement, compared with 27.1% of assets as of March 1, 2014. At this time the refinancing is not expected to affect the Trust's monthly distribution rate per common share.

                          Pioneer High Income Trust | Annual Report | 3/31/14 57

11. Dividends to Preferred Shareowners

Prior to the redemption of the Trust's AMPS (See Note 10.), dividends on Series M7 and Series TH7 were cumulative at a rate which reset every seven days based on the results of an auction. Since February 2008, the Trust's auctions related to the AMPS failed. Accordingly, during the period, dividends were paid at the maximum rate on the auction dates described in the prospectus for the AMPS. Dividends on Series W28 were also cumulative at a rate that reset every 28 days based on the results of an auction. The maximum rate for each 7-day series was 150% of the 7 day commercial paper rate. The maximum rate for the 28-day series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.05% to 0.225% during the period from April 1, 2013 to the redemption of Series W7 AMPS on March 13, 2014, Series TH7 on March 14, 2014 and Series M7 AMPS on March 18, 2014.

12. Margin Loan Financing

Effective March 10, 2014, the Trust entered into a margin loan financing agreement with Credit Suisse. The margin loan is offered at a daily rate equal to the U.S. three-month LIBOR rate plus 0.70%. There is no fixed borrowing limit.

At March 31, 2014, the Trust had a borrowing outstanding under the margin agreement totaling $151,000,000. The interest rate charged at March 31, 2014 was 0.9306%. The margin loan was established in conjunction with the redemption of all of the Trust's auction market preferred shares (See Note 10). During the term of the loan through March 31, 2014, the average daily balance was $137,875,000 at a weighted average interest rate of 0.93372%. With respect to the margin agreement, interest expense of $70,477 is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the margin loan financing agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding.

As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

--------------------------------------------------------------------------------------------
                                                    Total Amount              Asset Coverage
                                                    of Debt                   Per $1,000 of
Date                                                Outstanding               Indebtedness
--------------------------------------------------------------------------------------------
March 31, 2014                                      $151,000,000              $3,419
============================================================================================

58 Pioneer High Income Trust | Annual Report | 3/31/14

13. Subsequent Events

The Board of Trustees of the Trust declared on April 2, 2014 a monthly dividend from undistributed and accumulated net investment income of $0.1375 per common share, payable April 30, 2014, to common shareowners of record on April 16, 2014.

                          Pioneer High Income Trust | Annual Report | 3/31/14 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Trust"), including the schedule of investments, as of March 31, 2014, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2014, the results of its operations and cash flows, changes in its net assets and financial highlights for the year then ended, and the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 22, 2014

60 Pioneer High Income Trust | Annual Report | 3/31/14

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's invest-ment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer High Income Trust during the fiscal year ended March 31, 2014:

Interest-Related Dividends for Non-U.S. Residents                        58.31%*

---------------------------
* Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

                          Pioneer High Income Trust | Annual Report | 3/31/14 61

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2013 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in

62 Pioneer High Income Trust | Annual Report | 3/31/14

PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees review the Trust's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the first quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees also considered that the Trust's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Trust's benchmark index for the same period. The Trustees also reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees noted the discussions held throughout the year regarding the Trust's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

                          Pioneer High Income Trust | Annual Report | 3/31/14 63

The Trustees considered that the Trust's management fee (based on managed assets) for the twelve months ended June 30, 2013 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended June 30, 2013 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

64 Pioneer High Income Trust | Annual Report | 3/31/14

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

                          Pioneer High Income Trust | Annual Report | 3/31/14 65

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

66 Pioneer High Income Trust | Annual Report | 3/31/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                   Other Directorships
Position Held with the Trust     Length of Service         Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)             Class I Trustee since     Private investor (2004-2008 and            Director, Broadridge
Chairman of the Board            2006. Term expires        2013-present); Chairman (2008 - 2013) and  Financial Solutions, Inc.
and Trustee                      in 2015.                  Chief Executive Officer (2008 - 2012),     (investor communications
                                                           Quadriserv, Inc. (technology products for  and securities processing
                                                           securities lending industry); and Senior   provider for financial
                                                           Executive Vice President, The Bank of New  services industry) (2009
                                                           York (financial and securities services)   - present); Director,
                                                           (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner,
                                                                                                      New Jersey State Civil
                                                                                                      Service Commission (2011
                                                                                                      - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)               Class II Trustee since    Managing Partner, Federal City Capital     Director of Enterprise
Trustee                          2005. Term expires        Advisors (corporate advisory services      Community Investment,
                                 in 2016. Elected by       company) (1997 - 2004 and 2008 -           Inc. (privately held
                                 Preferred Shares only.    present); Interim Chief Executive Officer, affordable housing finance
                                                           Oxford Analytica, Inc. (privately held     company) (1985 - 2010);
                                                           research and consulting company) (2010);   Director of Oxford
                                                           Executive Vice President and Chief         Analytica, Inc. (2008 -
                                                           Financial Officer, I-trax, Inc. (publicly  present); Director of The
                                                           traded health care services company)       Swiss Helvetia Fund, Inc.
                                                           (2004 - 2007); and Executive Vice          (closed-end fund) (2010 -
                                                           President and Chief Financial Officer,     present); and Director of
                                                           Pedestal Inc. (internet-based mortgage     New York Mortgage Trust
                                                           trading company) (2000 - 2002)             (publicly traded mortgage
                                                                                                      REIT) (2004 - 2009, 2012
                                                                                                      - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)        Class III Trustee since   William Joseph Maier Professor of          Trustee, Mellon
Trustee                          2008. Term expires        Political Economy, Harvard University      Institutional Funds
                                 in 2014.                  (1972 - present)                           Investment Trust and
                                                                                                      Mellon Institutional
                                                                                                      Funds Master Portfolio
                                                                                                      (oversaw 17 portfolios in
                                                                                                      fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/14 67

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held with the Trust    Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)       Class III Trustee since   Founding Director, Vice President and     None
Trustee                         2002. Term expires        Corporate Secretary, The Winthrop Group,
                                in 2014.                  Inc. (consulting firm) (1982 - present);
                                                          Desautels Faculty of Management, McGill
                                                          University (1999 - present); and Manager
                                                          of Research Operations and
                                                          Organizational Learning, Xerox PARC,
                                                          Xerox's advance research center
                                                          (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer (56)+             Class III Trustee since   Founding Partner and Chief Executive      Trustee, Alliance
Trustee                         2014. Term expires        Officer, Alignment Financial Services     Bernstein Mutual Funds
                                in 2014.                  (investment management) (2013- present);  (oversaw 92 funds in fund
                                                          Chief Executive Officer and Director, GMO complex) (2003-2008);
                                                          LLC (investment management) (2009-2011);  Board of Overseers,
                                                          Executive Vice President, Alliance        Columbia Business School
                                                          Bernstein LP (investment management)      (2010-present); and
                                                          (2000-2009); and Executive Vice           Director, Alpha Parity
                                                          President and Director, Sanford C.        LLC (hedge fund)
                                                          Bernstein & Co., LLC (investment          (2013-present)
                                                          management) (1989-2000)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)        Class I Trustee since     President and Chief Executive Officer,    Director of New America
Trustee                         2002. Term expires        Newbury, Piret & Company, Inc.            High Income Fund, Inc.
                                in 2015. Elected by       (investment banking firm) (1981 -         (closed-end investment
                                Preferred Shares only.    present)                                  company) (2004 -
                                                                                                    present); and member,
                                                                                                    Board of Governors,
                                                                                                    Investment Company
                                                                                                    Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------

+    Mr. Mayer resigned as a Trustee of the Trust effective May 6, 2014.

68 Pioneer High Income Trust | Annual Report | 3/31/14

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                   Other Directorships
Position Held with the Trust    Length of Service         Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*       Class I Trustee since     Chairman (2013 - present), Director, CEO   None
Trustee, President and Chief    2013; Class II Trustee    and President of PIM-USA (since February
Executive Officer of the Trust  from 2007-2013. Term      2007); Chairman (2013 - present),
                                expires in 2016.          Director and President of Pioneer and
                                                          Pioneer Institutional Asset Management,
                                                          Inc. (since February 2007); Executive
                                                          Vice President of all of the Pioneer
                                                          Funds (2007 - 2013); Director of PGAM
                                                          (2007 - 2010); Head of New Europe
                                                          Division, PGAM (2000 - 2005); and Head
                                                          of New Markets Division, PGAM (2005 -
                                                          2007)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (55)*         Class III Trustee since   Director and Executive Vice President      None
Trustee                         2014. Term expires        (since 2008) and Chief Investment
                                in 2014.                  Officer, U.S. (since 2010), of PIM-USA;
                                                          Executive Vice President of Pioneer
                                                          (since 2008); Executive Vice President
                                                          of Pioneer Institutional Asset
                                                          Management, Inc. (since 2009); Portfolio
                                                          Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

Pioneer High Income Trust | Annual Report | 3/31/14 69

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                   Other Directorships
Position Held with the Trust    Length of Service         Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)            Since 2014. Serves        Executive Vice President and Chief         None
Executive Vice President        at the discretion of      Operating Officer of Pioneer since 2005
                                the Board.                and Executive Vice President of all the
                                                          Pioneer funds since 2014
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)      Since 2010. Serves        Vice President and Associate General       None
Secretary and Chief Legal       at the discretion of      Counsel of Pioneer since January 2008;
Officer                         the Board.                Secretary and Chief Legal Officer of all
                                                          of the Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the
                                                          Pioneer Funds from September 2003 to May
                                                          2010; and Vice President and Senior
                                                          Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)          Since 2010. Serves        Fund Governance Director of Pioneer        None
Assistant Secretary             at the discretion of      since December 2006 and Assistant
                                the Board.                Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Pioneer from December 2003 to November
                                                          2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)               Since 2010. Serves        Senior Counsel of Pioneer since May 2013   None
Assistant Secretary             at the discretion of      and Assistant Secretary of all the
                                the Board.                Pioneer Funds since June 2010; Counsel
                                                          of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)            Since 2008. Serves        Vice President - Fund Treasury of          None
Treasurer and Chief Financial   at the discretion of      Pioneer; Treasurer of all of the Pioneer
and Accounting Officer of       the Board.                Funds since March 2008; Deputy Treasurer
the Fund                                                  of Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of all of
                                                          the Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer High Income Trust | Annual Report | 3/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                   Other Directorships
Position Held with the Trust    Length of Service         Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)           Since 2002. Serves        Director - Fund Treasury of Pioneer; and   None
Assistant Treasurer             at the discretion of      Assistant Treasurer of all of the
                                the Board.                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)              Since 2002. Serves        Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer             at the discretion of      of Pioneer; and Assistant Treasurer of
                                the Board.                all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)           Since 2009. Serves        Fund Administration Manager - Fund         None
Assistant Treasurer             at the discretion of      Treasury of Pioneer since November 2008;
                                the Board.                Assistant Treasurer of all of the
                                                          Pioneer Funds since January 2009; and
                                                          Client Service Manager - Institutional
                                                          Investor Services at State Street Bank
                                                          from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)            Since 2010. Serves        Chief Compliance Officer of Pioneer and    None
Chief Compliance Officer        at the discretion of      of all the Pioneer Funds since March
                                the Board.                2010; Director of Adviser and Portfolio
                                                          Compliance at Pioneer since October
                                                          2005; and Senior Compliance Officer for
                                                          Columbia Management Advisers, Inc. from
                                                          October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)            Since 2006. Serves        Director - Transfer Agency Compliance of   None
Anti-Money Laundering Officer   at the discretion of      Pioneer and Anti-Money Laundering Officer
                                the Board.                of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/14 71

                           This page for your notes.

72 Pioneer High Income Trust | Annual Report | 3/31/14

                           This page for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/14 73

                           This page for your notes.

74 Pioneer High Income Trust | Annual Report | 3/31/14

                           This page for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/14 75

                           This page for your notes.

76 Pioneer High Income Trust | Annual Report | 3/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19206-08-0514

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$38,581 in 2014 and $42,076 in 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit related fees for the Trust's audit related services totaled approximately $9,650 and $9,652 in 2014 and 2013, respectively.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $8,131 and $8,290 for 2014 and 2013, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Audit related fees for the Trust's audit related services totaled approximately $9,650 and $9,652 in 2014 and 2013, respectively.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2014 and 2013, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,781 in 2014 and $17,942 in 2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

  Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2014. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                 12    $13,321,055                   N/A              N/A
                     Other Pooled Investment Vehicles           8    $14,200,931                     4       10,179,518
                     Other Accounts                             7    $ 3,392,877                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                C
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 29, 2014

* Print the name and title of each signing officer under his or her signature.